                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

  Filed by the registrant [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:        [ ]  Confidential, for Use of the Commission
  [ ]  Preliminary Proxy Statement       Only (as permitted by Rule 14a-6(e)(2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CITIZENS UTILITIES COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
  [X]   No fee required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1)   Title of each class of securities to which transaction applies:

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  (2)  Aggregate number of securities to which transaction applies:

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  (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4)  Proposed maximum aggregate value of transaction:

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  (5)  Total fee paid:

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  [ ]  Fee paid with preliminary materials:

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  [ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  (1)  Amount previously paid:

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  (2)  Form, Schedule or Registration Statement No.:

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  (3)  Filing Party:

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  (4)  Date Filed:

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

CITIZENS UTILITIES

LOGO                                                     Administrative Offices

                                            High Ridge Park, Stamford, CT 06905
                                                                 (203) 329-8800
-------------------------------------------------------------------------------

                                                                 March 28, 1997

Dear Fellow Stockholder:

  I am pleased to invite you to attend the 1997 Annual Meeting of the Stockholders of Citizens Utilities Company which will be held at The Sagamore, Bolton Landing, New York, on Thursday, May 22, 1997 at 10:00 a.m., Eastern Time.

  At last year's Annual Meeting, more than 83 percent of Citizens' outstanding shares were represented. We hope that the percentage will be even higher at the forthcoming meeting. It is important that your shares be represented whether or not you attend the meeting. In order to insure that you will be represented, we ask that you sign, date, and return the enclosed proxy. If present, you may revoke your proxy and vote in person.

  Attendance at the Annual Meeting will be limited to employees and to stockholders as of the record date or their authorized representative. Because of space limitations, admission to the Annual Meeting will be by ticket only. Registered stockholders planning to attend the meeting should complete and return the advance registration form on the back page of this Proxy Statement. An admission card will be mailed to you about two weeks before the meeting. If your shares are held through an intermediary such as a bank or broker, you should request a ticket by writing to Shareholder Services, Citizens Utilities Company, High Ridge Park, Stamford, CT 06905. Please include proof of ownership such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding the stock confirming your beneficial ownership.

  We look forward to seeing and meeting with you at the annual meeting.

                                       Cordially,

                                       /s/Leonard Tow

                                       Leonard Tow
                                       Chairman and Chief Executive Officer

                                                               LOGO
                                                      Printed on recycled paper

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Citizens Utilities Company ( the "Company" ) to be voted at the annual meeting of stockholders of the Company referred to in the foregoing notice. The mailing address of the administrative offices of the Company is High Ridge Park, P.O. Box 3801, Stamford, Connecticut 06905. The approximate date on which this proxy statement and form of proxy are first being sent or given to stockholders is March 31, 1997.

  Directors will be elected by a majority of the shares of Common Stock Series A and Series B, acting together, present or represented by proxy at the meeting and entitled to vote at the meeting. Approval of the amendments to the 1992 Employee Stock Purchase Plan, the Non-Employee Directors Deferred Fee Equity Plan and the 1996 Equity Incentive Plan (the "Plans") each require the affirmative vote of a majority of the votes cast at the meeting. Abstentions will have the effect of a negative vote with respect to the election of directors and the amendment to the 1996 Equity Incentive Plan. Under the rules of the New York Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Pursuant to such rules, brokers not receiving instruction are entitled to vote on the election of directors and the amendments to the Plans. Under applicable Delaware law, a broker non-vote would have no effect on the outcome of the election of directors or the amendments to the Plans. Unless contrary instructions are given, all proxies received pursuant to this solicitation will be voted in favor of the election of the nominees and for approval of the amendments to the Plans. Stockholders who execute proxies may revoke them at any time before they are voted.

  The Company had outstanding 154,012,203 shares of Common Stock Series A and 85,153,706 shares of Common Stock Series B, each of which is entitled to one vote at the annual meeting by stockholders of record at the close of business on March 24, 1997.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  No person or "group" of persons is known by the Company to own as much as 5% of the Common Stock of Company.

  The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of February 28, 1997 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein, and the current directors and all executive officers of the Company as a group.

                                                                             Acquirable      Percentage
                                        Series A           Series B            Within        of Common
Name                   Position           Owned              Owned           60 Days(1)       Stock(2)
----                   --------         ---------          ---------        ------------     ----------
Norman I. Botwinik     Director            16,582(3)          29,859(3)          23,950           *
Daryl A. Ferguson      President           27,303            291,338            300,338           *
Aaron I. Fleischman    Director            32,898             28,663             28,663           *
James C. Goodale       Director                                2,131                              *
Stanley Harfenist      Director             8,080             31,872             27,081           *
Andrew N. Heine        Director               148             28,663             28,663           *
J. Michael Love        Vice President       7,458             60,118(4)          62,134           *
Robert L. O'Brien      Vice President       6,393            199,911                              *
Elwood A. Rickless     Director             6,939             33,067             28,663           *
John L. Schroeder      Director             5,166             28,663             28,663           *
Robert D. Siff         Director         4,736,761(5)          30,407(6)          24,709(6)      2.0%
Ronald E. Spears       Vice President       9,163             13,303             20,162           *
Robert A. Stanger      Director                               31,007             28,663           *
Charles J. Symington,
 Jr.                   Director                               18,557             13,230           *
Edwin Tornberg         Director                                8,352(7)                           *
Claire L. Tow          Director         5,307,778(5)(8)(9) 3,371,725(8)(9)    2,712,145(9)      3.6%
Leonard Tow            Chairman and CEO 5,307,778(5)(8)    3,371,725(8)(10)   2,712,145(10)     3.6%
All Officers and
 Directors as a group                   5,452,146(11)      4,522,891(11)      3,574,373(11)     4.2%

--------
*  Represents less than 1% of the Company's outstanding common stock.

(1) Reflects number of shares that could be purchased by exercise of options available as of February 28, 1997 or within 60 days thereafter under the Company's stock option plans. Pursuant to the definition of beneficial ownership of the Securities and Exchange Commission, said shares are also included in the column "Series A Owned" or "Series B Owned" as appropriate.
(2) Based on number of shares outstanding at, or acquirable within 60 days of, February 28, 1997.
(3) Includes 4,685 shares of Common Stock Series A and 5,909 shares of Common Stock Series B owned by Mr. Botwinik's wife. Mr. Botwinik disclaims beneficial ownership of such shares.
(4) Includes 1,196 shares of Common Stock Series B owned by Mr. Love's wife. Mr. Love disclaims beneficial ownership of such shares.
(5) Includes 4,736,761 shares of Common Stock Series A owned by Century Investors Inc., a wholly owned subsidiary of Century Communications Corp. of which Robert Siff is a Director, Leonard Tow is Chairman of the Board, Chief Executive Officer and a Director and Claire Tow is Senior Vice President and a Director. Claire Tow is the wife of Leonard Tow. The same shares of Common Stock Series A are included in the above table for Robert Siff, Leonard Tow and Claire Tow as required by the definition of beneficial ownership of the Securities and Exchange Commission. By reason of the definition of beneficial ownership, Leonard Tow and Claire Tow are deemed to have an approximate 88% ownership interest in the common stock of Century Communications Corp. and thereby both Leonard Tow and Claire Tow have an indirect beneficial interest in such 4,736,761 shares of Common Stock Series A of the Company. Except to the extent of such indirect interest, both Leonard Tow and Claire Tow disclaim beneficial ownership of any of these shares of Common Stock of the Company. Certain of the common stock of Century Communications Corp. previously referred to is held jointly by Leonard Tow and Claire Tow, or solely by Claire Tow, in a fiduciary capacity for the benefit of members of their family. Leonard Tow and Claire Tow each disclaims any beneficial ownership of shares held solely by the other. Robert Siff and members of his family have no beneficial ownership of these shares of Common Stock of the Company. Citizens owns 2.98% of the Class A common stock of Century Communications Corp.
(6) Includes shares and options to acquire shares held by a family partnership of which Mr. Siff is a general partner.
(7) Includes 609 shares of Common Stock Series B owned by Mr. Tornberg's wife. Mr. Tornberg disclaims beneficial ownership of such shares.
(8) Includes 12,932 shares of Common Stock Series A held by Claire Tow as custodian for her minor grandchildren; 4,231 shares of Common Stock Series B held by Claire Tow as custodian for her minor grandchildren; 778,618 shares of Common Stock Series A and 516,128 shares of Common Stock Series B owned by her husband, Leonard Tow; and 1,881 shares of Common Stock Series B held in an individual retirement account for the benefit of her husband, Leonard Tow. Claire Tow disclaims beneficial ownership of all such shares.
(9) Includes 40,490 shares of Common Stock Series A and 2,642,992 shares of Common Stock Series B acquirable by Leonard Tow within 60 days. Claire Tow disclaims beneficial ownership of said shares.
(10) Includes 28,663 shares of Common Stock Series B acquirable by Claire Tow within 60 days. Leonard Tow disclaims beneficial ownership of said shares.
(11) Share information is qualified as described in the previous footnotes.

  Common Stock Series A is convertible into Common Stock Series B on a share-for-share basis. Under the definition of beneficial ownership of the Securities and Exchange Commission, each owner of Series A shares may be deemed to be the owner of the same number of Series B shares. If any such conversion were to occur, the number of shares of Common Stock owned by, and the percentage ownership of Common Stock of, a stockholder would not change.

                             ELECTION OF DIRECTORS

  At the meeting, 13 directors are to be elected to hold office until the next annual meeting and until their successors have been elected and qualified. Directors will be elected by a majority of the votes of the holders of shares of Common Stock Series A and Series B, voting together, present in person or represented by proxy at the meeting and entitled to vote at the meeting. It is the intention of the persons named in the enclosed proxy to vote for the election as directors of the nominees specified. In case any such nominee should become unavailable for any reason, the proxy holders reserve the right to substitute another person of their choice. The information concerning the nominees and their security holdings has been furnished by them to the Company. Leonard Tow and Claire Tow are husband and wife. There are no other family relationships between any of the nominees.

 Norman I. Botwinik  President, Botwinik Brothers, Inc.,    Director since 1968
                     machine tool sales, 1957-1983;
                     Director, Executive Re, Inc. 1990-
                     1993; and Director Emeritus, Board
                     of Governors, University of New
                     Haven. Age 81.
 Aaron I. Fleischman Senior Partner of Fleischman and       Director since 1989
                     Walsh, L.L.P., a Washington, D.C.
                     law firm specializing in regulatory,
                     corporate-securities and litigation
                     matters for telecommunications,
                     regulated utilities and
                     transportation companies; Director,
                     Southern Union Company. Age 58.

 James C. Goodale          Of Counsel, Debevoise &          Director since 1996
                           Plimpton, a New York City law
                           firm, 1994 to 1996; Partner,
                           Debevoise & Plimpton 1980-
                           1994. Age 63.
 Stanley Harfenist         President and Chief Executive    Director since 1992
                           Officer of Adesso, Inc.,
                           manufacturer of hardware for
                           the Macintosh computer;
                           President, Chief Operating
                           Officer and Director of
                           Players International, Inc.,
                           1985 to 1993; Officer, Sega
                           Enterprises, 1982 to 1984; and
                           Officer, Knickerbocker Toy
                           Company, Inc., 1978 to 1982.
                           Age 66.
 Andrew N. Heine           Of Counsel, Gordon Altman        Director since 1975
                           Butowsky Weitzen Shalov &
                           Wein, September 1995 to
                           present; Practicing
                           attorney/investor 1989 to
                           present; Of Counsel, Curtis,
                           Mallet-Prevost, Colt & Mosle,
                           October 1987 to 1989;
                           Director, The Olsten
                           Corporation and FPA Group.
                           Age 68.
 Elwood A. Rickless        Of Counsel to, 1996 to           Director since 1989
                           present, and Managing Partner
                           of, 1984 to 1996, London,
                           England office of law firm of
                           Whitman Breed Abbott & Morgan;
                           Partner, law firm of Graham &
                           James, London, England, 1973
                           to 1983; during 35 years of
                           practice has specialized in
                           the field of international
                           corporate, tax, financing, and
                           copyright law and litigation;
                           residence in Santa Fe, New
                           Mexico. Age 67.
 John L. Schroeder         Director, Dean Witter Funds,     Director since 1980
                           1994 to present; Executive
                           Vice President and Chief
                           Investment Officer, The Home
                           Insurance Company, 1991 to
                           1995; Chairman of the Board
                           and Chief Investment Officer,
                           Axe-Houghton Management, Inc.,
                           and Axe-Houghton Funds, 1983
                           to 1990; President and
                           Director, USF&G Investment
                           Management Group, Inc., 1990
                           to 1991. Age 67.
 Robert D. Siff            Consultant, CoreStates           Director since 1989
                           Financial Corp., 1987 to
                           present; Consultant, Citizens
                           Utilities Company, 1990 to
                           1991; Director, Century
                           Communications Corp. Age 72.
 Robert A. Stanger         Chairman, Robert A. Stanger &    Director since 1992
                           Company, investment banking
                           and consulting services.
                           Publisher, The Stanger Real
                           Estate Report. Director,
                           Callon Petroleum Company,
                           Inc., exploration and
                           production of oil and natural
                           gas. Age 58.
 Charles H. Symington, Jr. Director, 3i Corporation, an     Director since 1995
                           investment company, since
                           1987; Director, INA Life
                           Insurance Company of New York,
                           a subsidiary of CIGNA, since
                           1969; Director, Camping World
                           Inc., since 1993; Director,
                           NASDAQ Stock Market Education
                           Foundation, since 1994;
                           Director, S.G. Warburg & Co.,
                           Inc., an investment bank, 1984
                           to 1996. Age 66.
 Edwin Tornberg            President and Director, Edwin    Director since 1992
                           Tornberg & Company, brokers,
                           management consultants and
                           appraisers serving the
                           communications industry;
                           President and Director, Radio
                           780, Inc. (Washington D.C.);
                           Vice President and Director,
                           Radio One Five Hundred, Inc.
                           (Indianapolis, Ind.); Chairman
                           and Director, New World Radio,
                           Inc. (Washington, D.C.). Age
                           71
 Claire L. Tow             Senior Vice President since      Director since 1993
                           1992 and Vice President and
                           Director since 1988 of Century
                           Communications Corp., a cable
                           television company. Claire L.
                           Tow is the wife of Leonard
                           Tow. Age 65.
 Leonard Tow               Chairman, Chief Executive        Director since 1989
                           Officer and Chief Financial
                           Officer, Citizens Utilities
                           Company, 1990 to present;
                           Chairman of the Board, Chief
                           Executive Officer and Director
                           of Century Communications
                           Corp., a cable television
                           company, since its
                           organization in 1973 to
                           present, and President from
                           1973 to 1989; Director, United
                           States Telephone Association,
                           1996. Leonard Tow is the
                           husband of Claire L. Tow. Age
                           68

  The Board of Directors held 11 meetings in 1996. All directors attended at least 75% of Board and appropriate committee meetings.

COMMITTEES OF THE BOARD

  The Board has standing Executive, Audit, Compensation, Nominating and Retirement Plan Committees. The following special committees are currently functioning: Diversity in the Work Force, Investor Relations, Marketing and Development and Strategic Planning.

  EXECUTIVE COMMITTEE. The Executive Committee is composed of Dr. Tow as Chair and Messrs. Harfenist, Fleischman and Schroeder. In 1996 the Committee met once. During intervals between meetings of the Board, the Executive Committee has the power and authority of the Board over the management of the business affairs and property of the Company, except for powers specifically reserved by Delaware law or by the Company's Restated Certificate of Incorporation.

  AUDIT COMMITTEE. The Audit Committee is composed of Mr. Heine as Chair and Messrs. Goodale, Schroeder, Siff and Stanger. The Committee met three times in 1996. The Committee's functions are to review the arrangements for and scope of the independent accountants' audit, as well as to review the adequacy of the system of internal accounting controls and recommend improvements thereto. The Committee discusses and reviews, with management and the independent accountants, the Company's draft annual report on Form 10-K and other major accounting, reporting and audit matters. The Committee also has oversight over the Company's Internal Audit Department.

  COMPENSATION COMMITTEE. The Compensation Committee is composed of Mr. Stanger as Chair and Messrs. Harfenist, Rickless, Symington and Tornberg. The Committee met four times in 1996. The Committee reviews the Company's general compensation strategies, acts as the Committee for the Company's Incentive Deferred Compensation Plan, the Management Equity Incentive Plan, the Equity Incentive Plan, the Employee Stock Purchase Plan and the Non-Employee Directors Deferred Fee Equity Plan and establishes and reviews compensation for the Chief Executive Officer and other executive officers of the Company.

  NOMINATING COMMITTEE. The Nominating Committee is chaired by Mr. Harfenist, and Messrs. Botwinik and Tornberg are its other members. The Committee met twice in 1996. The Committee's function is to recommend candidates for election to the Board of Directors. The Nominating Committee will entertain suggestions for nominees from stockholders.

  RETIREMENT COMMITTEE. The Retirement Committee is composed of Mr. Schroeder as Chair and Mrs. Tow and Messrs. Botwinik, Symington and Tornberg. The Committee oversees the retirement plans of the Company. The Committee met three times in 1996.

  SPECIAL COMMITTEES. Special committees of the Board have been established to focus on issues of current importance to the Company where it is believed that the Board of Directors should have involvement in and oversight of processes. The Diversity in the Work Force Committee is chaired by Claire Tow and its other members are Messrs. Harfenist and Rickless. The Investor Relations Committee is chaired by Mr. Harfenist and its other members are Messrs. Fleischman, Goodale, Rickless, Stanger and Symington. The Marketing and Development Committee is chaired by Mr. Harfenist and Mr. Tornberg is the other member. The Strategic Planning Committee is chaired by Mr. Goodale and its other members are Messrs. Harfenist, Heine, Schroeder and Stanger.

                            DIRECTORS' COMPENSATION

  Each Director is entitled to a $20,000 annual retainer and fee of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended telephonically. Committee chairs of the Audit and Compensation Committees are paid a fee of $4,000, chairs of the other committees a fee of $2,000 and committee members $1,000 for each meeting attended. All such fees are eligible for deferral until termination of service either in cash or, in the instance of non-employee directors, also in stock options or stock plan units acquired under the Non-Employee Directors Deferred Fee Equity Plan. Deferred cash amounts are credited with an interest component. Directors who are not Citizens employees and who have completed five years of service become participants in the Directors' Retirement Plan. At termination of service, a participant receives benefits for a term of years following the termination of directorship equal to the sum of 50% of average compensation as a Director for the three most highly compensated years plus 2.5% of such average compensation for each year of service in excess of ten years, but not in excess of twenty years. Generally, the annual benefit will be payable over a period of years equal to a participant's years of service or may be paid in a discounted lump sum at the participant's election. See page 17 of this proxy statement for discussion of an amendment to the Non-Employee Directors Deferred Fee Equity Plan that provides for the grant of stock options to non-employee members of the Board which is being submitted to the stockholders for approval.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Committee") is composed of five independent Directors, who are responsible for setting and administering compensation, including Base Salaries, Annual Incentives, and stock-based awards paid or awarded to executive officers of the Company. The following report represents the actions of the Committee and the Board regarding compensation paid to the named executive officers during 1996.

                  COMPENSATION OF THE SENIOR EXECUTIVE GROUP

  The following section discusses the Company's 1996 strategy underlying the compensation program, excluding the Company's Chief Executive Officer, whose compensation is discussed separately later in this report.

EXECUTIVE COMPENSATION STRATEGY.

  The Committee's executive compensation policy has the following objectives:

  . To align the interests of its senior executives and other key employees with those of the Company's customers, shareholders, employees and the strategic objectives of the Company.

  . To link compensation to the performance of the Company and to the individual contribution of each executive to that performance.

  . To compensate executives at a level that is competitive in the marketplace so that the Company can continue to attract, motivate and retain executives of outstanding ability.

  . To establish Base Salaries at about the 50th percentile and Total Annual
    Cash Compensation (Base Salary plus Annual Cash Incentive) at about the 75th percentile of three "Comparison Groups" (general industrial companies of similar revenue size, telecommunications companies and utilities) recommended by its compensation consultant. The three Comparison Groups were selected to represent the labor markets in which the

   Company competes. Since these three groups represent more industries than the Dow Jones Utilities, the companies used as labor market peers are not the same as the companies used as an element of the performance graph set forth later in this proxy statement. Within each labor market, the Company looks at the compensation offered by Comparison Groups for jobs of similar responsibility levels. In addition, the Company considers other factors, such as the relative cost of living in job locations, which are taken into account in attracting and retaining a highly competent key employee and senior executive group.

  . To offer significant levels of at-risk compensation in the form of stock options and/or restricted and performance stock grants so that the long-term rewards available to the Company's executive officers will parallel shareholder returns.

BASE SALARY

  The Compensation Committee reviews recommendations and sets the salary levels of executive officers in the spring of each year. This review is based upon the duties and responsibilities which the Company expects each executive to discharge during the current year and upon the executive's performance during the previous year. The criteria the Company uses are internal equity and external market comparison based upon individual job responsibility.

AT-RISK INCENTIVE COMPENSATION

  The Company's Annual Cash Incentives (the Incentive Deferred Compensation Plan, "IDCP") and Long-term Incentives (the "Equity Plans") introduce elements of risk into the executive compensation program.

ANNUAL CASH INCENTIVES

  The review and determination of awards under the IDCP for all employees are based upon performance for the previous year. In 1996, 1,037 employees received IDCP awards. The incentive awards made in 1996 were based upon 1995 performance.

  The awards were based on the Company's financial performance and individual contributions toward customer and employee satisfaction. The Company assesses performance against predetermined goals for financial (net income and sector operating income before interest and taxes) and customer and employee satisfaction improvements. Customer and employee satisfaction improvements are measured by confidential surveys conducted by an independent surveyor. In 1995, the Company and all of its sectors exceeded their financial goals and 80% of business units achieved their customer and employee satisfaction goals. Individual awards were determined based upon sector and business unit results and each executive's contributions toward financial, customer and employee satisfaction results.

  The Company sets its targeted Total Annual Cash Compensation (the total of Base Salary and Annual Cash Incentives) levels up to the 75th percentile of the Comparison Groups. Each executive is assigned a bonus opportunity which, if fully realized, when combined with Base Salary, will approximately result in the targeted Total Annual Cash Compensation level.

LONG-TERM INCENTIVES

  The Company's equity-based incentives are awarded under the Equity Plans. These awards are intended to provide incentives for high performance and productivity and a close identification with the Company's financial performance and image by enabling employees, including senior executives, to participate as stockholders. All employees of the Company are eligible to participate in the Equity Plans. In 1996, awards were granted to the named executive officers, the Chief Executive Officer and to a total of 632 other employees.

  The criteria for the Equity Plans awards determined by the Committee include the Company's financial performance for the prior year compared to corporate and sector targeted returns on investment. The Committee has targeted a range for senior executive Total Direct Compensation, which includes Base Salary, Annual Cash Incentives and Long-term Incentives, up to the 75th to the 90th percentile of the three Comparison Groups with individual awards dependent on the executive's and Company's achievement of performance goals. The Committee selection of this range reflects the Company's five year growth in annual earnings per share, which was 12%, ranking the Company as 105th of the Fortune 1000 companies (1991--1995), the latest available period. Within the guidelines, the Committee judgmentally determines the awards given to each of the executives considering experience and performance.

  Throughout 1996, the Company has been studying its total compensation strategy (including compensation and benefits) in order to ensure that the compensation plans support the strategic direction of the Company, and it has analyzed competitive practices of the industries in which it operates to ensure it can continue to attract, retain and motivate executives in its business sectors. The Committee is currently finalizing design changes to annual and long-term incentive strategies and these will be discussed in the 1997 report of the Compensation Committee.

                  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  The elements of the 1996 compensation for the Chief Executive Officer were established by the employment agreement as of July 1, 1990, negotiated between Dr. Tow's attorney and the Compensation Committee. Although Dr. Tow had been a Director of the Company prior to July 1, 1990, he had not been an employee of the Company and had not assumed the responsibilities of Chief Executive Officer.

  Compensation elements for 1996 set according to the agreement included a base salary of $1,288,408 and certain items included in the "Other Annual Compensation" and the "All Other Compensation" columns in the compensation table. Other Annual Compensation is personal expenses of $50,000 and the All Other Compensation column includes $536,653 for the economic benefit of split dollar life insurance required by the terms of the Memorandum of Understanding that led to the settlement of certain stockholder litigation referred to in prior proxy statements, and embodied in an amendment to the 1990 employment agreement, which negates previously required supplemental retirement benefits by substitution of split-dollar life insurance.

  The Compensation Committee deferred consideration of 1994 and 1995 IDCP and 1994 MEIP awards to Dr. Tow in compliance with the Memorandum of Understanding.

  The Committee made awards in 1996 to Dr. Tow recognizing his 1993 and 1994 achievements which would have been recognized in 1994 and 1995 absent the requirements of the Memorandum of Understanding. The Compensation Committee recognizes Dr. Tow's continuing achievements in carrying out the Board of Directors' mandate to expand and enlarge the Company's activities and to alter the Company's business strategies so as to take advantage of competitive opportunities and to improve efficiencies. These achievements, which include the ongoing program of prudent growth through acquisitions, such as the Louisiana General Services, Southern Union Gas, GTE and ALLTEL transactions, the development of Electric Lightwave, and the "Target: Excellence" program, have produced and continue to produce outstanding successes and are viewed by the Compensation Committee as vital to the Company.

  The employment agreement referred to in this section expired on December 31, 1996. A new employment agreement has been entered into between Dr. Tow and the Company and it is summarized in a later section of the proxy statement under the heading "Employment Agreement".

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

  The Committee has been advised that the compensation paid to the named executive officers in 1996, including the CEO, met the conditions required for full deductibility under Section 162(m) of the Internal Revenue Code (the "Code"). Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the company's chief executive officer or any of the four other most highly compensated executive officers. Section 162(m) provides that qualifying performance-based compensation will not be subject to the tax deduction limit if certain requirements are met. The Committee has been advised that Section 162(m) does not apply to stock options outstanding on December 31, 1996. The Company currently intends to structure grants under future stock-based programs in a manner that provides for an exemption from Section 162(m). Outstanding awards made under the IDCP which, in conjunction with other outstanding compensation paid, could have caused the Section 162(m) limitation to be exceeded have been structured so they should be exempt from Section 162(m) by reason of the deferral of payment until after the retirement of the covered executive officer. If the CEO's employment terminates prior to the end of the Term, payments required to be made to him are expected to exceed $1 million but, depending on the year of payment and depending on deferral arrangements, may not be subject to the limitation on tax deductibility. The Committee also recognizes that, in certain instances, it may be in the best interests of the Company to provide compensation that is not deductible.

Robert Stanger Stanley Harfenist Elwood A. Rickless Charles H. Symington, Jr. Edwin Tornberg
Chairman

                          SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid by the Company for each of the last three years to its Chief Executive Officer and the four other most highly compensated executive officers.

                                                                     Long-term Compensation
                                                                 ---------------------------------
                                 Annual Compensation                    Awards            Payouts
                         --------------------------------------- ---------------------   ---------
                                                                            Securities     Long-
                                                                              Under-       term
                                                                 Restricted   lying      Incentive       All
                                                    Other Annual   Stock     Options/      Plan         Other
        Name and               Salary      Bonus(1) Compensation Awards (2)  SARs(3)      Payouts  Compensation(4)
        Position         Year     $           $          $           $         (#)           $            $
------------------------ ---- ---------    -------- ------------ ---------- ----------   --------- ---------------
L. Tow.................. 1996 1,325,416(5)       0     50,000(6)        0    412,367(7)       0        662,003(8)
 C.E.O., C.F.O.          1995 1,210,296(5) 800,000     63,790(6)        0          0          0          4,620
 and Chairman            1994 1,103,808(5) 780,000     62,180(6)        0          0          0          4,620
D. A. Ferguson.......... 1996   391,678          0      8,333           0    106,549          0         81,813
 C.O.O and               1995   374,076    400,000      5,000           0          0          0         52,879
 President               1994   343,742    300,000      5,000           0    113,316          0         48,031
R. E. Spears............ 1996   255,846          0        --            0     45,818          0         57,768
 Vice President          1995   144,078     97,500        --      100,000     54,996          0              0
                         1994       --         --         --          --         --           0            --
R. L. O'Brien........... 1996   233,466          0        --            0     31,966          0         37,819
 Vice President          1995   231,588    100,000        --            0          0          0         25,678
                         1994   227,018     40,000        --          --      29,462          0         23,157
J. M. Love.............. 1996   157,393          0        --            0     37,294          0         49,012
 Vice President          1995   151,576    120,000        --            0          0          0         45,410
                         1994   146,450     35,000        --            0     29,462          0         42,545

--------
(1) All amounts in the column, except for 1995 awards of $50,000 each for Messrs. O'Brien and Love and $25,000 for Mr. Spears, were paid under the IDCP. Amounts granted under the Plan are for performance for the stated Salary Year, and are determined and awarded in the subsequent year based upon prior years' results.

(2) Recipients of restricted stock have rights to receive dividends. Value shown in table is as of date of grant. As of December 31, 1996, the number of restricted or performance shares held by each executive officer listed above was 516,128 shares, held by Dr. Tow. As of such date, the total number of restricted or performance shares held by all executive officers as a group was 516,128. These shares are shown in the table entitled "Long-Term Incentive Plans--Awards in 1996" below.

(3) Options/SARs adjusted to reflect subsequent stock dividends. All awards shown are options.

(4) Represents the Company's matching contribution to each executive's 401(k) plan and in the instance of Dr. Tow, Dr. Ferguson and Mr. O'Brien also represents the matching contribution to the Company's Executive Deferred Savings Plan. Additionally, $71,063, $53,931, $32,485 and $44,291
    represent the 1996 economic benefit of split-dollar life insurance for Dr. Ferguson and Messrs. Spears, O'Brien and Love, respectively.

(5) Includes salary of $1,288,416 and director's fees of $37,000 for 1996, $1,171,291 and $39,000 for 1995, and $1,064,808 and $39,000 for 1994,
    respectively.

(6) $50,000 of the amount shown in this column for 1994, 1995 and 1996 represents payment for expenses pursuant to Dr. Tow's employment agreement; and $12,180 for 1994 and $13,790 for 1995 represent reimbursement for the cost of term life insurance.

(7) Includes an option for 209,910 shares of Common Stock granted in 1996 for 1994 performance that was deferred in grant as a result of the Memorandum of Understanding referred to in the Compensation Committee report.

(8) The amount of $536,653 included in the 1996 column represents the pretax cost to the Company pursuant to Dr. Tow's employment agreements of the term portion of split-dollar insurance arrangements for the three year period commencing with 1995. The split-dollar insurance arrangements are required under the Memorandum of Understanding as a substitution for supplemental retirement benefits which resulted in a reversal of accruals shown in prior proxy statements, including an accrual of $3,500,000 shown in the Summary Compensation table for 1994. The insurance arrangements purchased by the Company have been structured so that all of the Company's costs, including the time value of funds, in providing such benefits should be recovered from insurance proceeds.

               1996 OPTION GRANTS AND STOCK APPRECIATION RIGHTS

  The following table sets forth options granted to the named executive officers in 1996. No stock appreciation rights were granted in 1996.

                           Number of     % of Total
                           Securities   Options/SARs    Exercise
                           Underlying    Granted to      or Base                Grant Date
                          Options/SARs  Employees in    Price at     Expiration   Present
          Name           Granted (#)(1) Fiscal Year  Grant ($/Sh)(2)    Date    Value $ (3)
          ----           -------------- ------------ --------------- ---------- -----------
L. Tow..................    202,454        7.12%         $11.44       02/15/06   $305,706
                            209,910        7.39%          11.47       12/13/04    316,969
D. A. Ferguson..........    106,549        3.99%          11.44       02/15/06    160,889
R. E. Spears............     45,818        1.72%          11.44       02/15/06     69,185
R. L. O'Brien...........     31,966        1.20%          11.44       02/15/06     48,268
J. M. Love..............     37,294        1.40%          11.44       02/15/06     56,314

--------
(1) All options, except options of 209,910 shares, are for Common Stock Series A and become exercisable at the rate of 20% per year on February 15, 1997, 1998, 1999, 2000 and 2001. The options for 209,910 shares granted to Leonard Tow are options to acquire Common Stock Series B. 40% of the options became exercisable on February 13, 1997 and one third of the remaining options become exercisable on each of February 13, 1998, 1999 and 2000. See footnote 7 to the Summary Compensation table.

(2) Fair Market Price at time of grant.

(3) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized, if any, by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The pricing model assumes a dividend yield of 6.2%, a riskless rate of return of 5.5%, a seven-year term of exercise and volatility of 0.198.

               AGGREGATED 1996 OPTION/SAR EXERCISES AND VALUE OF
                 OUTSTANDING OPTIONS/SARS AT DECEMBER 31, 1996

  The following table sets forth option and stock appreciation rights exercised by the named executive officers during 1996 and the number and value of options held by them at December 31, 1996. There were no outstanding stock appreciation rights at December 31, 1996.

                                                                                         Value of
                                                           Number of                   Unexercised
                            Shares                        Unexercised                  In-the-money
                         Acquired on                    Options/SARs at              Options/SARs at
                         Exercise (#)  Value          Fiscal Year-End (#)          Fiscal Year-end ($)
                           Series B   Realized    ---------------------------- ----------------------------
Name                     Common Stock    $        Exercisable Unexercisable(2) Exercisable Unexercisable(2)
----                     ------------ --------    ----------- ---------------- ----------- ----------------
L. Tow..................    62,170    $199,566(1)  2,642,992      392,430       $736,241        $    0
D. A. Ferguson..........    20,300     113,069       273,035      228,202        318,394             0
R. L. O'Brien...........     9,799      72,365       130,664       69,687        215,801             0
R. E. Spears............         0           0        10,999       89,814         10,482        41,928
J. M. Love..............    20,940      67,746        54,676       73,507              0             0

--------
(1) Shares acquired on exercise have been retained by Dr. Tow except for shares utilized to meet tax withholding. Dollar value shown represents gain on date of exercise.

(2) All options are for Series B except for certain options granted in 1996 which are for Series A.

  All numbers are as of December 31, 1996 and reflect adjustment for stock splits and stock dividends paid subsequent to the date of grant. The closing prices of Common Stock Series A and Series B on December 31, 1996 were $10 7/8 and $11 1/8, respectively. Dollar amounts shown under all columns other than "Value Realized" have not been, and may never be, realized. The underlying options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise.

                   LONG-TERM INCENTIVE PLANS--AWARDS IN 1996

                                                                   Estimated Future Payouts
                            Number of     Performance or       Under Non-Stock Price-Based Plans
                          Shares, Units    Other Period   -------------------------------------------
                         or Other Rights Until Maturation Threshold      Target          Maximum
Name                       (#) (1 & 2)      or Payout        (#)    Number of Shares Number of Shares
----                     --------------- ---------------- --------- ---------------- ----------------
L. Tow..................     516,128        1997-2000        -0-        516,128          516,128
D. A. Ferguson..........       --               --           --            --               --
R. L. O'Brien...........       --               --           --            --               --
R. E. Spears............       --               --           --            --               --
J. M. Love..............       --               --           --            --               --

--------
(1) Pursuant to his 1996 employment agreement, Dr. Tow was granted 500,000 performance shares of Series A Common Stock, subject to performance standards. See "Employment Agreement." If, at the expiration of the employment Term or in certain other circumstances, there has been no increase in net income, excluding extraordinary or non-recurring items, and increased by interest, depreciation, amortization, income taxes, and adjusted for other non-cash items ("EBIDTA") for the year of termination compared to 1996, the performance shares will be canceled, or, if the increase in EBIDTA for the year of termination compared to 1996 is less than the performance goals, the number of shares will be reduced.

(2) Shares shown in table adjusted and subject to future adjustment to reflect stock dividends and stock splits.

                    CITIZENS UTILITIES COMPANY PENSION PLAN

  The Company has a noncontributory qualified retirement plan covering substantially all employees that provides benefits based on formulas related to base salary and years of service. Benefits shown are not subject to reduction for Social Security payments. The following table illustrates the estimated annual plan pension benefits (ten years certain for those who became participants prior to 1976) available to all covered employees (other than Kauai Division employees, Louisiana Gas Division employees and certain telecommunications bargaining unit employees covered by separate benefit formulas) upon retirement at age 65 assuming a preretirement death benefit election of 100% joint and survivorship benefits. The remuneration classifications are based on the highest five-year average annual salary and the years of service represent years of credited service. Under federal tax law, remuneration above a specified annual limit may not be credited in the computation of retirement benefits under qualified plans. For 1996, this limit was $150,000. For this reason remuneration above $150,000 has not been included in the table below.

                              PENSION PLAN TABLE

                                                            Years of Service
                         Remuneration                       ----------------
                        (000 Omitted)                     5  10  15  20  25  30
                        -------------                    --- --- --- --- --- ---
      $150.............................................. $11 $23 $35 $46 $58 $69

  Full years of credited service for individuals participating in the plan and listed in the Summary Compensation Table are five for Dr. Tow, six for Dr. Ferguson, twenty for Mr. O'Brien, none for Mr. Spears, and eleven for Mr. Love.

                          CITIZENS UTILITIES COMPANY
                Comparison of Five Year Comulative Total Return

                                    [GRAPH]

  The annual changes for the five year period shown on the graph are based on the assumption that $100 had been invested in Citizens stock (weighted average of Series A and Series B) and in each index on December 31, 1991 as required by SEC rules, and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar return shown on the graph represents the value that such investment would have had on December 31, 1996. The year-end cumulative total return for the DJIA and the DJUA for calendar years 1992, 1993, 1994, 1995 and 1996 were respectively $107, $126, $132, $181 and $232, and $104, $114, $97,
$128 and $139. Return for the Company is shown on the graph. It should be noted that the cumulative return of the DJIA and the DJUA does not take into account the fact that a large majority of investors would be required to pay federal and state income taxes on cash dividends received and thus not have the total proceeds of the dividends to reinvest. Unlike most of the companies constituting the indices, Citizens has paid stock dividends during the period 1992-1996. As there was no income tax payable upon the receipt of dividends paid by Citizens, the value that would be realized upon receipt of dividends by holders of the DJIA and DJUA after taxation would be diminished as compared to holders of Citizens. For illustration's sake, the year-end cumulative returns of the DJIA and DJUA have been recalculated to reflect after-tax reinvestment assuming the maximum federal tax rate payable by individuals. These rates were 31% for 1991 and 1992, and 36% for 1993 through 1996. State income tax has not been taken into account. The adjusted cumulative total returns for the DJIA and DJUA for calendar years 1992, 1993, 1994, 1995 and 1996 are $106, $123, $128, $174 and $222 and $102, $110, $91, $118 and $126,
respectively.

                             EMPLOYMENT AGREEMENT

  In 1996 the Company and Dr. Tow entered into an employment agreement (the "1996 Agreement") which extended and modified the provisions of the existing 1990 employment agreement. The following constitutes a summary of certain of the provisions of the 1996 Agreement. The 1996 Agreement provides for Dr. Tow's service as Chairman and Chief Executive Officer of the Company for the Term of employment, January 1, 1997 through the end of 2000, and as a consultant for an additional five-year Advisory Period. Dr. Tow has agreed to accept an annual base salary of $900,000 for the Term, which is substantially reduced from his 1996 base salary under the 1990 employment agreement, and to accept more of his remuneration in risk-based compensation. After the Term he will receive compensation for advisory services at one-half of his former base salary. If employment terminates for any reason, except for termination by the Company for good cause or voluntary resignation by Dr. Tow, he will receive a commuted lump sum equivalent to 150% of his base salary for the remainder of the Term and 100% of cash compensation during the Advisory Period as well as the annual bonuses and benefit plan contributions for the remainder of the Term, and all then existing benefits including share-base compensation. If Dr. Tow terminates employment because of a breach of the 1996 Agreement by the Company, he will receive $1 million. Dr. Tow is eligible to participate in all employee benefit and compensation plans.

  The 1996 Agreement includes a performance share grant of 500,000 shares of Series A Common Stock. Restrictions on transfer will lapse at the end of the Term, or upon death, earlier termination of employment or certain corporate events. If employment ends at the end of 2000, or through resignation by Dr. Tow after February 1999 or termination by the Company for good cause, and there has been no increase in EBIDTA, as defined, for the year of termination compared to 1996, the performance shares will be canceled, or, if the increase in EBIDTA for the year of termination compared to that for 1996 is less than the performance goals, the shares will be reduced under a formula. (See "Long-Term Incentive Plans--Awards in 1996"). In the event that Dr. Tow's entitlements are deemed to constitute excess parachute payments for tax purposes, the Company will pay any taxes resulting to him. Dr. Tow's continued employment by and association with Century Communications Corp. is acknowledged under the 1996 Agreement. His employee and retirement benefits are nonforfeitable except in certain circumstances which are materially detrimental to the Company. In lieu of supplemental pension and retirement benefits designed to reflect the extension of the period during which Dr. Tow will render services, the 1996 Agreement provides for life insurance coverage of $7,500,000, or equivalent, provided through a program of split-dollar arrangements payable to his estate or family or a trust for their benefit, in addition to that provided under the 1990 employment agreement. In addition, a $3,000,000 first-to-die split-dollar policy required by the 1990 employment agreement was converted to a $6,000,000 second-to-die policy which will permit the Company to recover its costs. All of the insurance arrangements purchased by the Company have been structured so that all of the Company's costs, including the time value of funds, in providing such benefits should be recovered from insurance proceeds. (See report of Compensation Committee). Dr. Tow and his wife during their lifetimes will continue to participate in the Company's health and other benefit plans, and, after retirement from full-time employment, the Company will provide offices and support staff.

  If a threatened or actual change of control, as defined, shall occur, which includes, among other events, the acquisition by a person or group of 9% or more of the Company's voting securities and certain changes in the Board of Directors, Dr. Tow shall thereafter have the option exercisable by notice to the Company to acquire up to 6,000,000 shares of Common Stock at a price per share equal to the fair market value of the stock on the date notice is given. All shares covered by the 1996 Agreement will be adjusted to reflect the occurrence after June 27, 1996 of stock dividends, stock splits, or new issuances to holders of common stock of options, warrants, rights to acquire additional shares, or similar events.

                             CERTAIN TRANSACTIONS

  Fleischman and Walsh, of which Aaron Fleischman (a Director) is Senior Partner, performed legal services for the Company for which it paid in 1996 approximately $1,025,000. The Company proposes to retain Fleischman and Walsh during the current year.

  In 1995, the Company advanced, for up to a five year period, to Ronald E. Spears, Vice President of the Company, $400,000 for the purpose of purchasing a primary residence. As of December 31, 1996, $280,000 remains outstanding. Interest is payable at the applicable Federal Rate and the loan is secured by a mortgage on his primary residence.

        APPROVAL OF AMENDMENT TO THE 1992 EMPLOYEE STOCK PURCHASE PLAN

  The Board of Directors is submitting for stockholder approval an amendment to the 1992 Employee Stock Purchase Plan which will increase the number of shares of Common Stock Series B which may be issued under the Plan from 1,914,124 shares, reflecting stock dividends and splits since the adoption of the Plan, to 6,000,000 shares, also subject to adjustment for stock dividends, stock splits and other changes in the Company's capital stock. The Company has issued or reserved for issuance 1,883,980 shares of Common Stock under the Plan through February 28, 1997, and an increase in the number of shares provided by the amendment is necessary to continue the Plan in effect. The extent of the participation in the Plan and the number of shares purchased under the Plan demonstrates its success in achieving its goals and the desirability of extending its life. The purpose of the Plan, which was approved by the stockholders in 1992, is to enable Eligible Employees (which generally includes all full-time employees of the Company and its subsidiaries) to acquire a proprietary interest in the Company through ownership of Common Stock. It is believed that employees who participate in the Plan have a closer identification with the Company by virtue of their ability to participate as stockholders in the Company's growth and earnings. A copy of the Plan as amended is available upon request in writing or by telephone from Shareholder Services, Citizens Utilities Company, High Ridge Park, Stamford, CT 06905 (203) 329-8800, and the following description is qualified in its entirety by the full text of the Plan as amended.

  As of February 28, 1997, approximately 5,500 employees of the Company were eligible to participate in the Plan. 2,166 employees subscribed to the Plan during the Purchase Period ending in November 1996. Executive officers have subscribed to a total of 9,044 shares, including Dr. Tow who subscribed to the maximum amount (2,164 shares) permitted for the one year period.

  A committee of the Board of Directors authorizes the making of offers to sell shares of Common Stock to Eligible Employees under the Plan and, for each offer, will specify the number of shares to be made available for purchase, the length of the Subscription Period (the period during which Eligible Employee may elect to purchase shares), the length of the Purchase Period (the period during which payroll deductions will be made in an amount calculated to cover the purchase price of the stock) and all other terms and conditions. The purchase of shares by the Eligible Employee takes place at the end of the Purchase Period. The length of the Subscription Period and the Purchase Period may not together exceed twenty-seven months. During the Subscription Period, Eligible Employees will be advised of the terms of the offer and given an opportunity to indicate if they wish to participate or continue to participate in the offer. Beginning on the first day of the Purchase Period, participants may subscribe to purchase shares of Common Stock at a price of 85% of the average of the high and low prices of said Common Stock on the first or last day of the Purchase Period, whichever price is lower. The purchase price for such shares is paid through uniform payroll deductions over the Purchase Period. The maximum number of whole shares which may be purchased by a participant in a Purchase Period will be fixed by dividing the purchase price per share into the total payroll deductions of the employee, subject to a maximum number of shares per participant which will be determined by the committee. In no event may a participant subscribe to purchase shares (i) totaling in any one year more than 20% of annual salary rate on the first day of the Purchase Period, (ii) if, after giving effect to the purchase of such shares, the participant will have more than 5% of the combined voting power of all outstanding shares of the capital stock of the Company, or (iii) totaling in any one year, together with any other shares purchasable under any other employee stock option plan under Section 423 of the Code, more than $25,000 (determined as of the first day of the Purchase Period). Participants may cancel their subscription to purchase at any time prior to the end of the Purchase Period and receive in cash the amount credited to their account or apply such amounts to the purchase of shares at 85% of the average market price on the first day of the Purchase Period.

FEDERAL TAX CONSEQUENCES

  Generally, the Company's grant to an Eligible Employee of an option under the Plan to purchase shares and the subsequent transfer of shares to a participant pursuant to the participant's exercise of the option will have no immediate tax consequences for the Company or the participant.

  A participant who disposes of the shares after holding them for a period which is at least two years after the date of the granting of the option and at least one year after the date the shares are received, or a participant who dies while holding the shares, will recognize as compensation income, taxable at ordinary rates, an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the amount paid for the shares under the option or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price. Any additional gain recognized upon the disposition will be a long-term capital gain, a portion of which might be subject to an alternative minimum tax on items of tax preference. When the aforementioned holding period requirement is met, the Company will receive no deduction for amounts taxable to the employee. If the holding period requirements are not satisfied, then, upon disposition of shares purchased pursuant to the Plan, a participant would realize ordinary income to the extent of the difference between the option price and the fair market value of the shares on the date of exercise of the option and any subsequent gain or loss would be capital gain or loss. The Company would generally be entitled to a deduction equal to the difference between the option price and the fair market value of the shares on the date of the exercise of the option in such event.

RECOMMENDATION AND VOTE REQUIRED

  The Board of Directors recommends a vote to amend the Plan to increase the number of shares of Common Stock which may be issued under the Plan to 6,000,000 shares, subject to adjustment for stock dividends, stock splits and other future changes in the Company's capital stock. The proposed amendment to the Plan is necessary to continue the Plan in effect, which the Board of Directors believes enhances employee identification with the Company and with the interests of the other stockholders. Approval of the amendment to the 1992 Employee Stock Purchase Plan requires the favorable vote of holders of a majority of the votes cast on the amendment at the annual meeting.

                     APPROVAL OF AMENDMENT TO NON-EMPLOYEE
                      DIRECTORS' DEFERRED FEE EQUITY PLAN

  The Board of Directors is submitting for stockholders' approval the adoption of an amendment to the Non-Employee Directors' Deferred Fee Equity Plan which was originally approved by the stockholders at the 1995 Annual Meeting. The amendment would provide for the automatic grant of options (the "Formula Plan") to purchase shares of Series B Common Stock to each eligible director on the first day of the Company's fiscal year. As adopted in 1995, the Plan provided each non-employee director with an opportunity to elect to defer some or all of his or her director's fees otherwise payable in cash and receive director's compensation in the form of stock units equivalent to Common Stock (the "Stock Election") or in the form of options to purchase Common Stock (the "Option Election"). As amended, the Plan comprises three subplans: the Stock Election plan, the Option Election plan and the new Formula Plan.

  The Plan and the amendment are intended to further the Company's corporate policy that all employees, officers and directors are to be encouraged to share in the Company's long-term prospects by receiving or electing to receive part of their compensation in the form of securities of the Company. A description of the amendment and the operation of the Plan as amended is set forth below and is qualified in its entirety by the full text of the Plan as amended. The operative section of the amendment is attached hereto as Exhibit
A. A copy of the Plan as amended may be obtained from Shareholder Services, Citizens Utilities Company, High Ridge Park, Stamford, CT 06905 (203) 329-8800 upon request.

SUMMARY OF THE TERMS OF THE FORMULA PLAN

  Under the Formula Plan, on the first day of each year, starting with calendar 1997 and continuing through 2002 (and for successive years thereafter if the Plan is extended by the Board of Directors), options to purchase 5,000 of shares of Common Stock, as adjusted, shall be awarded to each non-employee director (an "eligible director") then in office on such date without the need of further corporate action. The grant date of each option is the first day of each year. In addition, on September 1, 1996, options to purchase 2,500 shares of Common Stock were granted to each director then in office. In each Plan year, the Board may change the number of shares of Common Stock, up to an annual maximum of 10,000 shares, as adjusted, which will be subject to purchase upon exercise of the options to be awarded in the succeeding Plan year. The stockholder approval being sought at the annual meeting shall include approval of this increased number of shares.

  Individuals who are not directors on the first day of the year, but become directors of the Company on or before the date of the annual meeting of stockholders for the election of directors, shall be awarded options to purchase 5,000 shares of Common Stock, as adjusted. On February 28, 1997, there were twelve eligible directors.

EXERCISE PRICE

  The purchase price per share of Common Stock for which each option is exercisable shall be 100% of the fair market value per share of Common Stock. Fair market value for each grant is the average of the daily high and low prices of shares of Common Stock reported on a composite tape for securities listed on the New York Stock Exchange or, if such shares are not listed for trading on such exchange or any other established securities market for which quotations are readily available, on the third, fourth, fifth and sixth trading days of each January.

  The Plan provides that in the event of a stock dividend or stock split or other stock change, such change shall be reflected in the number of shares purchasable upon exercise of an option and the purchase price per share on its date of grant.

EXERCISABILITY AND TERM OF OPTION

  Each option will vest and become exercisable six months after the grant date, provided that the participant is a director at that time, or on such earlier date that a participant ceases to be a director by reason of retirement, death, or disability. Each option shall remain exercisable until the 10th anniversary of its grant date.

  The period during which option awards may be made under the Formula Plan shall terminate on December 31, 2002, subject to the right of the Board of Directors of the Company to extend the effectiveness of the Formula Plan for an additional six-year period until December 31, 2008 without any additional approval of the stockholders of the Company being required; it being understood that the stockholder approval being sought at the annual meeting shall include approval of the Plan as so extended by the Board of Directors.

THE EXISTING STOCK ELECTION AND OPTION ELECTION PLANS

  GENERAL

  Under the original Plan, two alternative elections are offered to eligible directors who wish to defer receipt of their directors' fees otherwise payable in cash and receive these fees, or a portion thereof, in equivalent amounts of securities. Under the Stock Election plan, eligible directors may make a Stock Election to receive equivalent stock units in payment of directors' fees. Under the Option Election plan, eligible directors may make an Option Election to receive options to purchase shares of Common Stock in payment of directors' fees. An eligible director, subject to certain limitations, may elect to include all or any portion of his fees to be earned in future Plan years in one or both elections under the Plan, but without duplication. As indicated above, no election by an eligible director is required for him or her to participate in the Formula Plan.

  STOCK ELECTION

  Pursuant to the Stock Election, eligible directors may elect to defer receipt of up to 100% of their directors' fees otherwise payable in cash and receive instead equivalent stock units. The election, which must be made annually, to defer receipt of fees payable to a director for a Plan year must be made prior to the end of the previous year. The investment in equivalent stock units is made immediately after the end of each calendar quarter, when 110% of the amount of the fees deferred for the quarter just ended is credited to the participating director's Stock Election account. The price at which the equivalent stock units are credited to a participant's account is based on the fair market value (defined as described above) each January, April, July and October. Elections under the Stock Election are irrevocable. Distribution of stock or cash, as previously selected by the participant,under the Stock Election commences upon termination of directorship pursuant to death, disability or retirement. The Stock Election will continue to be available through Plan year 2014.

  TAX TREATMENT

  The amounts deferred under to the Stock Election are not intended to be included in the gross income of the directors until such time as the deferred amounts are distributed to the participant or his or her estate. The Company will be entitled to a deduction for tax purposes for compensation paid in the same amount and at the same time as income is recognized by the participant.

  OPTION ELECTION

  Under the Option Election, eligible directors may elect to have the equivalent of up to five years and five months of annual directors' fees, for one or more annual periods, subject to a maximum of $30,000 per annum, paid to them in the form of options to purchase Common Stock. Elections to receive options for future Plan years must be made during a preceding year and may also include succeeding Plan years in addition to the next Plan year immediately following the election. As of the effective date of elections (the first January 1st following an election), each electing director is granted an option covering that number of shares which is the product of (a) the number of shares which could be purchased at fair market value on the effective date with the amount of fees elected by the director for participation in a Plan year times (b) a valuation factor of five. The exercise price of each option is 90% of the fair market value on the effective date of the option. A participating director may cancel one or more of the options or installments of options held by him or her which relate to future Plan years. Options will generally terminate ten years after their effective date, and upon expiration of directorship will be exercisable only to the extent exercisable on the date of termination of directorship.

  TAX MATTERS APPLICABLE TO OPTIONS UNDER THE FORMULA PLAN AND    OPTION
ELECTION PLAN

  At the time an option is granted, the director will not recognize any taxable income and the Company will not be entitled to any deduction. When a director exercises an option, he or she will generally recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the option exercise price. Generally, the Company will be entitled to a deduction in an amount equal to the income recognized by the director. Upon exercise of an option under the Option Election, the participant may request the Company to accept payment of the exercise price in the form of shares of Common Stock. The tax basis of shares received upon the exercise of an option will be the exercise price paid plus the amount recognized by the director as taxable income attributable to such shares as a result of the exercise. When a director sells shares acquired by the exercise of an option, the difference between the amount received and the adjusted tax basis of the shares will be a capital gain or loss, if such shares constitute a capital asset in the hands of the director.

GENERAL PROVISIONS

  Options and Stock Election awards are nontransferable and non-assignable except for transfers by will or devise or, as provided by the amendment, with the consent of the Committee, by gift to members of the immediate family of the participant or entities made up entirely of family members. The Plan is administered and interpreted by a committee consisting of not less than two persons, and an administrator. The Committee shall make appropriate adjustment in the event of any stock dividend, stock split, recapitalization, merger or similar corporate event.

  The maximum total number of shares of Common Stock which the Plan may be obligated to deliver pursuant to the Plan is unchanged by the addition of the new Formula Plan. As of any date, the total number of shares of Common Stock which the Plan is obligated to deliver, or has delivered, pursuant to equivalent Stock Elections, have been purchased by directors pursuant to options, or may be issued pursuant to outstanding options under the Plan shall not be more than a maximum of one percent of the total issued and outstanding shares of the Company's Common Stock Series A and Series B as of such date. As of the date hereof, the total number of shares that could be issued under the Plan would be approximately 2.4 million. The Board of Directors of the Company or the Committee may amend the Plan to effect compliance with, or to provide an exemption from, Rule 16b-3 of the Securities Exchange Act of 1934 for either the Plan or any other equity plan of the Company. The Board may amend the Plan in any other manner, subject to certain provisos.

  The Plan was adopted by the Board of Directors on June 28, 1994 and was approved by the stockholders on May 19, 1995. The amendment was adopted by the Board of Directors on August 20, 1996 and became effective on that date, subject to the approval of the stockholders of the Company (which approval shall also constitute authorization for the Board to extend the effectiveness of the Formula Plan to the year 2008 and to increase the number of shares subject to an individual award to 10,000 from 5,000). All awards under the Formula Plan are contingent upon stockholder and any necessary regulatory approval of the amendment, and Formula Plan options already awarded under the amendment will be void if such approvals are not obtained.

BENEFITS FROM 1996-97 FORMULA GRANTS

  Under the Formula Plan, options to purchase 2,500 shares of Common Stock at $10.91 per share were granted on September 1, 1996, and Options to purchase 5,000 shares of Common Stock at $11.59 per share were granted on January 1, 1997, subject to stockholder approval, to the eligible directors.

OPTIONS AND STOCK UNITS ACQUIRED IN LIEU OF 1996 FEES

                                                           1996 Fees Deferred
                                                           to Acquire Options
                                       Options Stock Units  and Stock Units
                                       ------- ----------- ------------------
   All non-executive directors as a
    group............................. 104,780   13,524         $443,500

  As the Plan is restricted to non-employee directors, no other persons have received or will receive any benefits from the Formula Plan. Ten Directors have elected to receive a portion of their directors' compensation in the form of options.

RECOMMENDATION AND VOTE REQUIRED

  The Board of Directors of the Company believes that the addition of the Formula Plan to the Plan, as contemplated by the proposed amendment, is in the best interests of the Company and its stockholders and recommends that stockholders vote their shares for the approval of the amendment. Approval of the amendment requires the favorable vote of holders of a majority of the votes cast on the amendment at the annual meeting.

              APPROVAL OF AMENDMENT TO 1996 EQUITY INCENTIVE PLAN

  The Board of Directors is submitting for stockholders' approval an amendment to the Citizens Utilities Company 1996 Equity Incentive Plan which was originally approved by the stockholders at the 1996 Annual Meeting. The amendment makes a number of changes to the portions of the Plan covering Performance Shares, including certain modifications intended to ensure that Performance Share awards are not subject to the deduction limitation imposed under Section 162(m) of the Code. The amendment provides that the performance objectives determined by the Committee for each Performance Share award shall be based on stock price; market share; sales; earnings per share; operating cash flow; free cash flow; net income or loss; net income or loss adjusted to exclude specified items such as gain or losses from extraordinary or non-recurring items and non-cash expense and income and before specified expense items such as interest, depreciation, amortization and income taxes; EBITDA; revenues; return on equity or assets; cost control; or a combination of any of the foregoing. The amendment provides and specifies a dollar limit on the aggregate of the dollar value denominated performance awards granted to an individual in any calendar year, see below under "Shares Subject to the Plan." A copy of the amendment is set forth as Exhibit B hereto. A copy of the Plan as amended is available upon request from Shareholder Services, located at the Company's Administrative Offices (203) 329-8800 and the following description of the Plan as amended is qualified in its entirety by the full text of the Plan as amended.

PURPOSE OF THE PLAN

  The purpose of the Plan is to provide additional incentives for high levels of performance and productivity by employees of the Company. The Plan is intended to strengthen the Company's existing operations through its ability to attract and retain outstanding employees upon whose judgment, initiative and efforts the continued efficiency, productivity, growth and development of the Company is dependent.

SHARES SUBJECT TO THE PLAN

  Awards granted under the Plan will relate to shares of the Company's Series A or Series B Common Stock. The maximum number of shares of Common Stock which may be issued pursuant to awards at any time will not be affected by the amendment and will continue to be no more than 11.3 million shares. Under the Plan as amended, no individual shall be granted shares denominated performance awards in any calendar year covering more than 500,000 shares and dollar value denominated performance awards in any calendar year covering more than $500,000 in dollar value. Awards of shares may be divided among the various components of the Plan in such manner as the Compensation Committee shall determine or authorize. No awards will be granted more than ten years after the effective date of the Plan.

  The limits on the amounts and kind of securities which may be issued under the Plan or to an individual in a calendar year are subject to adjustment based on stock dividends, stock splits, recapitalizations, reorganizations and other corporate capital stock events occurring after the effective date of the Plan. The amount and kind of securities which may be granted or acquired upon exercise of a grant or satisfaction of its conditions is subject to similar adjustments to reflect such events occurring after the date of grant to prevent enlargement or dilution of rights resulting from such events.

  Any shares of Common Stock which were issued and have been forfeited or were subject to awards under the Plan which have expired or terminated for any reason will remain available for issuance with respect to the granting of awards during the term of the Plan, except as may otherwise be provided by applicable law. Shares of Common Stock received by the Company in connection with the exercise of an award shall also be available for issuance under the Plan.

PARTICIPATION

  All employees of the Company or any of its subsidiaries are eligible for selection to participate in the Plan. Directors who are not employees of the Company or its subsidiaries are ineligible.

  As of February 28, 1997, approximately 5,500 employees of the Company were eligible to participate in the Plan. Options to purchase 40,000 shares of Common Stock under the Plan have been granted to five employees and non-executive officers. No awards have been made to executive officers. No dollar value denominated awards have been granted.

  The quoted closing prices of the Company's Series A and Series B Common Stock on February 28, 1997 were $11.75 and $11.875, respectively.

ADMINISTRATION

  The Plan is administered by the Committee consisting of members of the Board of Directors. Subject to the express provisions of the Plan or its rules and regulations., the Committee is authorized to (a) determine those eligible employees to whom awards may be granted; (b) grant awards to eligible employees; (c) determine the terms and conditions of each award; (d) establish and modify performance objectives; (e) modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise or realization thereof (except if the effect thereof adversely and materially affects the rights of any recipient); (f) prescribe and rescind rules, regulations and policies for the administration of the Plan; (g) interpret, construe and administer the Plan and any related award agreement and define the terms employed therein; and (h) make all of the determinations necessary or advisable with respect to the Plan or any award granted thereunder.

AWARDS

  STOCK OPTIONS

  A Stock Option, which may be a nonqualified or an incentive stock option, may be granted either alone or in conjunction with one or more other awards. The option price, except in the discretion of the Committee in the case of new employees, shall be equal to or greater than the fair market value of the underlying Common Stock on the date of grant. The term of each Stock Option is also determined by the Committee but may not exceed ten years from the date of grant.

  Upon exercise, the option price of each Stock Option is payable by the option holder in cash or, in the sole discretion of the Committee, through the delivery of shares of the Company's Common Stock valued at their fair market value, or in a combination of cash and shares. The Committee may grant a replacement Stock Option to an option holder to replace the shares which the option holder delivered to Company in payment of the option price in a stock-for-stock exercise or for any withholding taxes. The option price of any replacement Stock Option may not be less than 100% of the fair market value of the Common Stock delivered to the Company on the date of such payment. The Committee may also accept the surrender of the right to exercise any Stock Option for alternative settlement by payment to the option holder of an amount not to exceed the difference between the option price and the then fair market value of the shares as to which such right of exercise is surrendered. Such payment may be made in cash or in shares of the Company's Common Stock (valued at the then fair market value) or any combination thereof. The Committee may also grant stock appreciation rights, free standing or in tandem with Stock Options, which entitle the holder thereof to receive a similar payment at his or her election.

  OTHER STOCK-BASED AWARDS

  The Plan also authorizes the Committee to grant other stock-based awards to eligible employees, which consist of awards that are valued in whole or in part by reference to, or otherwise based on, the Company's Common Stock and may include, but are not limited to, restricted stock, performance shares and deferred stock. Subject to the terms of the Plan, the Committee may determine any and all terms and conditions of other stock-based awards. Payment or settlement of other stock-based awards will be in cash or in shares of the Company's Common Stock or in any combination thereof as the Committee determines in its sole discretion. The Committee may permit the payment of withholding taxes due in connection with awards under the Plan by the withholding of shares to be issued under the award or by the employee's delivery of other shares of Common Stock of the Company.

"CHANGE IN CONTROL" PROVISIONS

  Awards may include terms which provide that any or all of the following actions may occur as a result of, or in anticipation of, any "Change in Control" (as defined below) to assure fair and equitable treatment of employees: (i) acceleration of time periods for purposes of vesting, or realizing gain from, any outstanding award; (ii) purchase of any outstanding award from the holder for its equivalent value, as determined by the Committee; and (iii) adjustments or modifications to outstanding awards, including the modification or elimination of performance goals, as the Committee deems appropriate to maintain and protect the rights and interests of participants. A "Change in Control" is defined to mean the occurrence of any of the following events: (i) a person or group becomes the owner of stock having 20% or more of the total number of votes that may be cast for the election of directors of the Board or 20% or more of the fair market value of the Company's issued and outstanding stock; (ii) a consolidation or merger or sale of assets in which the Company is not the surviving corporation or pursuant to which the Company's stock will be converted into cash, securities or other property or a sale, lease, exchange or other transfer of all or substantially all the assets of the Company; or (iii) as a result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are members of the Board before the transaction shall cease to constitute a majority of the Board of the Company. These provisions in the Plan allowing the Committee to award accelerated vesting upon a Change in Control could in some circumstances have the effect of an "antitakeover" defense because, as a result of these provisions, a Change in Control of the Company could be more difficult or costly.

AMENDMENT, TERMINATION AND EXPIRATION

  The Plan is subject to suspension, amendment, modification or termination at any time by the Company's Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the Plan.

  STOCK OPTIONS

  Under the Plan, the Committee may grant options which either qualify or do not qualify as "incentive stock options" as defined in Section 422 of the Code. No taxable income will be realized by an option holder and no deduction will be available to the Company upon the grant of either type of option. However, the tax consequences of the exercise of the option and subsequent disposition of the shares received upon exercise will depend upon which type of option is granted or when the disposition occurs.

  INCENTIVE STOCK OPTIONS

  No regular taxable income will be realized by an option holder upon the exercise of an incentive stock option if the holding period and employment requirements contained in the Code are met. However, the spread between the exercise price and the fair market value on the date of exercise will be an item of tax preference which may give rise to alternative minimum tax liability at the time of exercise. In order to receive capital gains treatment certain holding requirements must be met. Under the holding requirements, the option holder must not dispose of the shares within two years of the date the option was granted nor within one year from the time of exercise; and the option holder generally must exercise the option while employed by the Company or its subsidiaries or within three months after the termination of such employment.

  Upon the subsequent disposition of shares acquired through the exercise of an incentive stock option after satisfaction of the above holding period and employment requirements, any gain or loss realized upon such disposition will be long-term capital gain or loss; and the Company will not be entitled to any income tax deduction in respect to the exercise of the option or the disposition of the shares received upon exercise. For purposes of determining the amount of such gain or loss, the option holder's tax basis in the shares will be the option price. If the holding period or employment requirements are not met, special rules apply.

  NONQUALIFIED STOCK OPTIONS

  At the time of exercise of a nonqualified option, an option holder will recognize ordinary income at ordinary income tax rates, and the Company will be entitled to a tax deduction in the amount by which the then fair market value of the shares purchased exceeds the option price of the shares. The option holder may be subject to the withholding requirements of the tax law.

  Upon the subsequent disposition of shares received upon exercise of a nonqualified option, an option holder will also realize income or loss in an amount equal to the difference between the sales price of the shares and the fair market value of the shares used for computing ordinary income or loss realized in connection with the exercise of the option. The income or loss will be long or short-term capital gain or loss depending upon the length of time since the exercise of the option.

  STOCK APPRECIATION RIGHTS

  The exercise of a stock appreciation right will result in ordinary income to the holder in the year the stock appreciation right is exercised. The amount of income recognized will be equal to the total value of all cash and the fair market value of the Common Stock received pursuant to the exercise of the stock appreciation right. The Company will be entitled to a corresponding income tax deduction equal to such amount. The tax treatment of a stock appreciation right is the same whether the stock appreciation right is exercised in conjunction with an incentive stock option or a nonqualified stock option.

  ALL STOCK OPTIONS

  If an option holder tenders shares of the Company's Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, the option holder generally will not recognize any taxable gain or loss on the tendered shares. However, if the shares tendered were previously acquired upon the exercise of an incentive stock option and such exercise occurs prior to satisfaction of the holding period requirement for the tendered shares, the tender of such shares will be an early disposition with the tax consequences described above for an early disposition of shares acquired upon exercise of an incentive stock option. In the case of a tender of shares in partial or full payment of the option price, the option holder's tax basis in the shares received upon exercise of the option is not uniform. The number of shares acquired that equals the number of shares tendered will take the tax basis of the tendered shares including the effect of the tax consequences of any early disposition. The additional shares acquired in excess of the number of shares tendered will have a tax basis generally equal to the fair market value of such shares at the time of the option exercise. In the case of an incentive stock option the tax basis in the additional shares will be zero.

  OTHER STOCK-BASED AWARDS

  An employee will not realize any taxable income upon the grant of an award of restricted stock subject to substantial restrictions, such as a requirement of continued performance or the attainment of performance objectives, unless the employee elects to be taxed at that time in accordance with Section 83 of the Code. Upon the lapse of restrictions on restricted stock which occur in accordance with terms of such restriction, the employee will realize taxable income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over any amount paid for the shares. The employee may be subject to the withholding requirements of the tax law.

  Generally, upon the grant of stock-based awards which are not subject to restrictions on transfer or the achievement of goals, an employee will realize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the sum of any cash received by the employee plus the fair market value of any shares of Common Stock received by the employee.

  The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

RECOMMENDATION AND VOTE REQUIRED

  The Board of Directors of the Company believes that the proposed amendment to the 1996 Equity Incentive Plan is in the best interests of the Company and its stockholders and recommends that stockholders vote their shares for the approval of the amendment. Approval of the amendment requires the favorable vote of holders of a majority of the votes cast on the amendment (abstentions being counted as "against" votes) at the annual meeting.

                              GENERAL INFORMATION

  A subsidiary of the Company and a subsidiary of Century Communications Corp. ("Century") entered into a joint venture agreement for the purpose of acquiring, for approximately $89 million, and operating two cable television systems in Southern California (the "Systems"). The joint venture is governed by a management board on which the Company and Century are equally represented. The joint venture has entered into an agreement pursuant to which a subsidiary of Century (the "Manager") will manage the day-to-day operations of the Systems. The Manager will not receive a management fee but will be reimbursed only for the actual costs it incurs on behalf of the joint venture. With respect to the purchase of any service or asset for the joint venture for use in the Systems, the Manager is obligated to pass through to the joint venture any discount, up to 5%, off the published prices of vendors and is entitled to retain any discount in excess of 5%. On September 30, 1994, the joint venture acquired one of the Systems serving approximately 24,000 subscribers. The purchase of the second of the Systems, serving approximately 21,000 subscribers, took place on December 1, 1995. The joint venturers are negotiating to expand the scope of their venture which would involve the acquisition of additional systems in California from an unrelated third party. One system, serving Oxnard and Walnut Valley, has a total of approximately 58,500 subscribers and the aggregate purchase price is $104 million (subject to adjustment) and the other system, serving Yorba Linda with approximately 16,900 subscribers, is to be acquired at a purchase price of approximately $36 million (subject to adjustment). The Company may contribute its two cable systems that have approximately 6,300 subscribers to the joint venture to partially satisfy its obligations to the joint venture in conjunction with its funding of the acquisition of the to be acquired systems. It is expected that subject to regulatory approvals, these transactions will close during 1997. The Company holds 102,187 shares of Convertible Redeemable Preferred Stock (convertible into 2,972,335 shares of common stock) and 1,982,294 shares of common stock (7% of the outstanding shares of common stock) in Centennial Cellular Corp. A subsidiary of Century owns 8,561,820 shares of common stock of Centennial. See "Stock Ownership of Directors and Executive Officers".

                                    GENERAL

  Representatives of KPMG Peat Marwick LLP, the Company's independent public accountants, are expected to be present at the annual meeting with an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

  The management does not know of matters other than the foregoing that will be presented for consideration at the meeting.

                             STOCKHOLDER PROPOSALS

  For proposals, if any, to be considered for inclusion in the proxy materials for the 1998 annual meeting, they must be received by December 1, 1997.

  The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for such services. Morrow & Co. has been retained to assist in soliciting proxies at a fee of $7,500, plus distribution costs and other expenses.

                                          By Order of the Board of Directors

                                          Charles J. Weiss
                                          Secretary

                                                                      EXHIBIT A

                           AMENDMENT TO NON-EMPLOYEE
                      DIRECTORS' DEFERRED FEE EQUITY PLAN

  THE NON-EMPLOYEE DIRECTORS' DEFERRED FEE EQUITY PLAN IS PROPOSED TO BE AMENDED BY THE ADDITION OF THE FOLLOWING ARTICLE 12:

ARTICLE 12 FORMULA PLAN

  12.1 ELIGIBILITY. All Directors of the Company shall automatically participate in the Formula Plan.

  12.2 SHARES SUBJECT TO THE FORMULA PLAN. Shares of Common Stock which shall have been purchased or which may be issued upon the exercise of the Options under the Formula Plan shall be included as shares "which shall have been purchased by Participants pursuant to Options and which may be issued pursuant to outstanding Options under the Option Plan" for purposes of the maximum share limitation of Section 11.2.

  12.3 TERMS, CONDITIONS AND FORM OF OPTIONS. Each Option granted under the Formula Plan shall be evidenced by written agreement in such form and containing such terms, consistent with the Plan, as the Committee shall from time to time approve. All Options and said agreements shall be subject to the terms and conditions set forth in this Article 12 and to the other applicable terms and conditions of the Plan.

  12.4 GRANT. On the first day of each Plan Year starting with the calendar 1997 and continuing through 2002 (and for successive years thereafter if the Plan is extended by the Board of Directors), Options to purchase 5,000 shares of Common Stock, as adjusted pursuant to Section 11.5, shall be awarded to each Director in office on such date, without the need for further corporate action. The Grant Date for such Options shall be the first day of each year. In addition, on September 1, 1996, Options to purchase 2,500 shares of Common Stock shall be granted to each Director of the Company in office on such date. In each Plan Year, the Board of Directors may change the number of shares of Common Stock which will be subject to purchase upon exercise of the Options to be awarded during the succeeding Plan Year subject to a maximum of 10,000 shares of Common Stock per year, as adjusted pursuant to Section 11.5.

  12.5 SUBSEQUENTLY ELECTED DIRECTORS. For years subsequent to 1996, individuals who are not Directors on the first day of a Plan Year but who become Directors of the Company on or before the date of the annual meeting of stockholders for the election of directors shall be awarded, as of the Grant Date, without need for further corporate action, Options to purchase 5,000 shares of Common Stock. The Grant Date for such Options shall be the date upon which such individual first becomes a Director. Individuals who become a Director or who become eligible to participate in the Plan during a Plan Year, but after the date of the annual meeting of stockholders, shall not be eligible to receive options until the first day of the next Plan Year.

  12.6 EXERCISE PRICE. The purchase price per share of Common Stock for which each Option is exercisable shall be 100% of the Fair Market Value per share of Common Stock on the Grant Date for such Option. "Fair Market Value" shall have the meaning as defined in Article 2 assuming that the Grant Date is a date specified in the definition.

  12.7 EXERCISABILITY; TERM OF OPTIONS. Each Option under the Formula Plan will vest and become exercisable six months after the Grant Date (provided that the Participant is a Director at that time) or on such earlier date that a Participant ceases to be a Director by reason of retirement (which for these purposes shall mean retirement pursuant to Board policy), death or disability. Except as otherwise provided in this Section, each Option granted under the Formula Plan shall remain exercisable until the 10th anniversary of its Grant Date.

  12.8 OTHER. To the extent not inconsistent with the provisions set forth in this Article 12, Options awarded pursuant to the Formula Plan, Participant's rights and the Company's obligations shall be subject to the provisions of Sections 4.5, 4.6, 4.7 and 4.8 and Articles 2, 9, 10 and 11 of the Plan.

  12.9 COMPLIANCE WITH LAW. All Options granted pursuant to the Formula Plan will be subject to compliance with all applicable laws, rules and regulations of any regulatory or other governmental body having jurisdiction, and with any rules or policies of any stock exchange on which shares of Common Stock may be listed, and each option agreement shall provide that the validity of the Options and the Company's obligation to issue Shares of Common Stock upon exercise of the Option are subject to such compliance.

  12.10 DURATION OF THE FORMULA PLAN; EFFECTIVE DATE. Amendment No. 1 to the Plan shall become effective on August 20, 1996, provided that the effectiveness of the Formula Plan and the amendment to the Plan modifying Section 4.7 shall be subject to approval of the stockholders of the Company at the first annual meeting of the stockholders held after the end of the 1996 to the extent, in each case, that such approval is called for by the rules or policies of the New York Stock Exchange or is otherwise deemed advisable by the Company. The period during which Option awards may be made under the Formula Plan shall terminate on December 31, 2002. Such termination shall not effect the terms of any then outstanding Options. The Board of Directors of the Company shall have the right to extend the effectiveness of the Formula Plan, with such amendments to the Plan as they may deem appropriate, for an additional six-year period until December 31, 2008 without any additional approval by the stockholders of the Company being required, it being understood that if any approval of stockholders of the Company is obtained during 1997, such approval shall include the Plan as and if so extended by the Board of Directors.

  CERTAIN PROVISIONS OF THE PLAN WHICH ARE REFERRED TO IN PROPOSED ARTICLE 12
   READ AS FOLLOWS:

    "2.10 "DIRECTOR" means any director of the Company who is not a full-time employee of the Company. For the purposes of the Plan, an individual who is both a full-time employee of the Company and a director of the Company and therefore ineligible to participate in the Plan and who ceases to be a full-time employee but remains in office as a director shall become eligible to participate in the Plan as a Director as of the termination of his or her service as a full-time employee."

    "2.13 "FAIR MARKET VALUE" of the Common Stock as of any . . . Effective Date . . . shall be the average of the daily high and low prices of shares of Common Stock reported on a composite tape for securities listed on The New York Stock Exchange or, if such shares are not listed for trading on such exchange, on any other established securities market for which quotations are readily available, for the third, fourth, fifth and sixth trading days of the month which follow each . . . Effective Date . . . Participants will be credited with fractional share interests. If required, an appropriate adjustment will be made for record dates, payment dates and ex-distribution trading. The . . . Option Plan Committee or the Board of Directors may select in advance different trading days of the month for determining Fair Market Value, in their discretion."

  "11.2 SHARES SUBJECT TO THE PLAN.

    As of any date the maximum number of shares of Common Stock which the Plan may be obligated to deliver pursuant to the Stock Plan and the maximum number of shares of Common Stock which shall have been purchased by Participants pursuant to Options and which may be issued pursuant to outstanding Options under the Option Plan shall not be more than one (1%) percent of the total outstanding shares of Common Stock Series A and Series B of the Company as of such date, subject to adjustment in the event of changes in the corporate structure of the Company affecting capital stock. Any Common Stock transferred by the Company to a Stock Plan Account or to the Trustee or delivered by the Company upon exercise of an Option hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares as the Company shall determine. Cash transferred to the Trustee may be used to purchase Common Stock in the open market or from the Company.

    In the event that the total number of shares of Common Stock subject to, or issued pursuant to, the Plan at any one time is in excess of the above-stated limit, the number need not be reduced if such excess has resulted from a reduction in the amount of issued and outstanding shares of Common Stock subsequent to the time that such Options were granted or such shares were issued. If any shares of Common Stock subject to purchase by a Participant under an Option under the Plan are not purchased, such shares of Stock shall be deemed not to have been purchased pursuant to the Plan for purposes of this Section. Shares of Common Stock received or retained by the Company in payment of the exercise price of Options or in payment, or in lieu of payment, of withholding taxes shall not reduce the number of shares deemed to have been purchased pursuant to the Plan."

  "11.5 ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK.

    Subject to the provisions of Sections 6.1 and 7.3, in the event of any stock dividend, stock split, recapitalization, or reclassification of shares of Common Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or tender offer for its securities, or other event which could distort the implementation of the Plan or the realization of its objectives, the Administrator shall make such appropriate adjustments in the number and kind of securities which a Plan Unit will represent or which may be paid out under the Plan, and in the number of shares of Common Stock or other securities or number and kind of securities, and the purchase price therefor, for which an Option may be exercisable or in terms, conditions or restrictions on securities as the Administrator deems equitable.

    In the event of a stock split or stock dividend, the number of shares purchasable upon exercise of an Option shall be increased to the new number of shares which result from the shares covered by the Option immediately before the split or dividend. The purchase price per share shall be reduced proportionately and the total purchase price will remain the same. In the case of a distribution in property other than cash the number of shares covered shall be increased to reflect, in shares valued at the then current market, the fair value of the distribution.

    All events occurring between the Effective Date of the Option and its exercise shall result in an adjustment to the Option terms."

  THE FOLLOWING PROVISIONS OF THE PLAN REFERRED TO IN PROPOSED ARTICLE 12 ARE OMITTED HEREIN. THEY ARE CONTAINED IN THE PLAN, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AS DESCRIBED IN THE PROXY STATEMENT:

    SECTION 4.5 dealing with notice of exercise; SECTION 4.6 covering the payment of the Purchase Price for an Option either in cash or in shares of Common Stock; SECTION 4.7 covering the exercisability of an Option upon termination of a Participant's directorship; SECTION 4.8 covering the non-transferability of an Option and the exceptions thereto; ARTICLE 9 covering Option exercise matters; ARTICLE 10 covering administrative matters; and
  ARTICLE 11 covering term of the Plan, the non-alienation of benefits under the Plan, and amendments of the Plan.

                                                                      EXHIBIT B

                               AMENDMENT TO THE
                          CITIZENS UTILITIES COMPANY
                          1996 EQUITY INCENTIVE PLAN

  THE 1996 EQUITY INCENTIVE PLAN IS PROPOSED TO BE AMENDED BY THE RESTATEMENT OF SUBSECTIONS 6(A) AND 6(B). THE REMAINING SUBSECTIONS OF SECTION 6 ARE TO BE UNCHANGED, BUT ARE SET FORTH FOR THE READER'S CONVENIENCE. SECTION 6, AS PROPOSED TO BE AMENDED, IS SET FORTH BELOW:

SECTION 6. PERFORMANCE SHARES


(a) The Committee may award Performance Shares to Participants under the Plan, which may be denominated in Stock or in dollars. The Committee shall determine the performance periods (the "Performance Periods") and the performance objectives relating to each Performance Share Award. Performance objectives may vary from Participant to Participant and between groups of Participants, and shall only be based upon any one or more of the following performance criteria, any combination and/or specifics of which shall be determined by the Committee as it may deem appropriate: (i) stock price; (ii) market share; (iii) sales;
    (iv) earnings per share; (v) operating cash flow; (vi) free cash flow;
    (vii) net income or loss; (viii) net income or loss adjusted to exclude specified items such as gain or losses from extraordinary or non-recurring items and non-cash expense and income, and before specified expense items such as interest, depreciation, amortization and income taxes; (ix) EBITDA; (x) revenues; (xi) return on equity or assets; or (xii) cost control. Performance objectives may be in respect to the performance of the Company and its subsidiaries or a particular subsidiary or division and may be expressed in absolute terms or in relation to another company or companies or a division thereof. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

(b) At the beginning of each Performance Period, (but in any event prior to the earlier of the elapsing of 90 days or 25% of such Performance Period) the Committee shall determine and set forth in writing for each Participant or group of Participants the number of Performance Shares or the dollar value of the Performance Share Awards made and the applicable performance objectives, each of which may be fixed or may be expressed in terms of a progression within a specified range. At the end of each Performance Period, the Committee shall certify in writing the extent to which the prescribed performance objectives have been satisfied. An Eligible Employee shall be eligible to be awarded, in any calendar year, Performance Share Awards up to the maximum number of shares contemplated in Section 4(e) and shall also be eligible to be awarded Performance Share Awards denominated in dollars subject to a maximum limitation of $500,000 for all such dollar-denominated Awards granted to any Eligible Employee in any calendar year.

(c) If during the course of a Performance Period there shall occur significant events as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

(d) If a Participant terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or a significant event, as determined by the Committee, that Participant shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period and (ii) prorated for the portion of the Performance Period during which the Participant was employed by any Participating

   Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Participant. If a Participant terminates service with all Participating Companies during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

(e) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. Any dividends or distributions payable on Performance Shares (or the equivalent as specified in the grant), other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid over to the Participant when and if payment is made of the underlying Performance Shares, unless the grant provides otherwise.

  Except as otherwise provided in this Section 6, no Performance Shares awarded to Participants shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Performance Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee.

  A COPY OF THE PLAN AS AMENDED MAY BE OBTAINED FROM THE COMPANY AS DESCRIBED IN THE PROXY STATEMENT.

                          CITIZENS UTILITIES COMPANY
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                    10:00 A.M., EASTERN TIME, MAY 22, 1997

                                 THE SAGAMORE
                           BOLTON LANDING, NEW YORK










                           ADVANCE REGISTRATION FORM
                      (FOR REGISTERED STOCKHOLDERS ONLY)*

Please send your completed and signed proxy form in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend or send a representative to the Annual Meeting.

Attendance at the Annual Meeting is limited to Citizens' stockholders, or their authorized representative, and guests and employees of the Company.



                            CUT OFF AT DOTTED LINE.
-------------------------------------------------------------------------------

                            (PLEASE TYPE OR PRINT)

Stockholder's
Name __________________________________________________________________________
Address _______________________________________________________________________
_______________________________________________________________________________
City _____________________________________________ State ________ Zip _________

I am a Citizens stockholder. My representative at the Annual Meeting will be:

-------------------------------------------------------------------------------
       (Admission card will be returned c/o the stockholder's address.)

-------------------------------------------------------------------------------
                            Stockholder's Signature

* if your shares are held in the name of any intermediary, please see instructions in the Chairman's letter (front cover of this proxy statement)

CITIZENS UTILITIES COMPANY                                3RD CLASS
CORPORATE BENEFITS DEPARTMENT
HIGH RIDGE PARK                                           BULK RATE
STAMFORD, CT  06905                                    US POSTAGE PAID
                                                         PERMIT # 20
                                                         SANFORD, ME
                                                            04073




                       MAIL TO:










                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.

                               CITIZENS UTILITIES

                             DETACH PROXY CARD HERE



                     CITIZENS UTILITIES 401(K) SAVINGS PLAN
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby authorizes and directs PNC Bank, as the Trustee under the Citizens Utilities 401(k) Savings Plan, to vote all shares of stock allocable to the undersigned under the provisions of the Plan and to appoint John L. Schroeder, Robert D. Siff and Robert A. Stanger, or any of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Thursday, May 22, 1997, at 10:00 a.m., Eastern Time and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as directed.

                                         Signature:_____________________________

                                         Date:____________________________, 1997

                                         Note:  Please sign exactly as name
                                                appears hereon. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SIGNATORY STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.

Proposal 1
---------------------------
Election of Directors

For          Withheld



For, except vote withheld from the following Nominee(s)

___________________________


Nominees:

Norman I. Botwinik
Aaron I. Fleischman
James C. Goodale
Stanley Harfenist
Andrew N. Heine
Elwood A. Rickless
John L. Schroeder
Robert D. Siff
Robert A. Stanger
Charles H. Symington, Jr.
Edwin Tornberg
Claire L. Tow
Leonard Tow

Proposal 2
---------------------------
Approve an amendment to the 1992 Employee Stock Purchase Plan to increase the number of shares available for sale under the Plan to 6,000,000.

For    Against    Abstain


Proposal 3
---------------------------
Approve an amendment to the Non-Employee Directors' Deferred Fee Equity Plan to provide for grants of stock options to non-employee directors.

For    Against    Abstain


Proposal 4
---------------------------
Approve an amendment to the 1996 Equity Incentive Plan to provide for performance criteria and dollar limits on certain awards.

For    Against    Abstain

CITIZENS UTILITIES                                         3RD CLASS

CORPORATE BENEFITS DEPARTMENT
HIGH RIDGE PARK                                            BULK RATE
STAMFORD, CT  06905                                     US POSTAGE PAID
                                                          PERMIT # 20
                                                          SANFORD, ME
                                                             04073


               MAIL TO:







                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.

                               CITIZENS UTILITIES

                             DETACH PROXY CARD HERE



                        CUC 401(K) EMPLOYEE BENEFIT PLAN
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby authorizes and directs PNC Bank, as the Trustee under the CUC 401(k) Employee Benefit Plan, to vote all shares of stock allocable to the undersigned under the provisions of the Plan and to appoint John L. Schroeder, Robert D. Siff and Robert A. Stanger, or any of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Thursday, May 22, 1997, at 10:00 a.m., Eastern Time and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as directed.

                                Signature:__________________________________

                                Date: _____________________________________,1997


                                Note:  Please sign exactly as name appears
                                       hereon. When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give full title as such.

This proxy when properly executed will be voted in the manner directed by the signatory stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "For" all directors, "For" Proposal 2, "For" Proposal 3 and "For" Proposal 4.

Proposal 1
---------------------------

Election of Directors

For       Withheld


For, except vote withheld from the following Nominee(s)


__________________________


Nominees:

Norman I. Botwinik
Aaron I. Fleischman
James C. Goodale
Stanley Harfenist
Andrew N. Heine
Elwood A. Rickless
John L. Schroeder
Robert D. Siff
Robert A. Stanger
Charles H. Symington, Jr.
Edwin Tornberg
Claire L. Tow
Leonard Tow

Proposal 2
-------------------------
Approve an amendment to the 1992 Employee Stock Purchase Plan to increase the number of shares available for sale under the Plan to 6,000,000.

For    Against     Abstain


Proposal 3
-------------------------
Approve an amendment to the Non-Employee Directors' Deferred Fee Equity Plan to provide for grants of stock options to non-employee directors.

For    Against     Abstain


Proposal 4
-------------------------
Approve an amendment to the 1996 Equity Incentive Plan to provide for performance criteria and dollar limits on certain awards.

For    Against     Abstain

C/O ILLINOIS STOCK TRANSFER CO.                            3RD CLASS
223 W. JACKSON BLVD - SUITE  1210
CHICAGO, ILL.  60606                                       BULK RATE
                                                        US POSTAGE PAID
                                                          PERMIT # 20
                                                          SANFORD, ME
                                                             04073





               MAIL TO:









                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.

                               CITIZENS UTILITIES

                             DETACH PROXY CARD HERE



                           CITIZENS UTILITIES COMPANY
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby appoints John L. Schroeder, Robert D. Siff and Robert A. Stanger, or any of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Thursday, May 22, 1997, at 10:00 a.m., Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed, and in their discretion upon such other matters as may come before the meeting.

                                Signature:__________________________________

                                Signature:__________________________________


                                Date: _________________________________,1997


                                Note:  Please sign exactly as name appears
                                       hereon. Joint owners should each sign.
                                       When signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such.


This proxy when properly executed will be voted in the manner directed by the signatory stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "For" all directors, "For" Proposal 2, "For" Proposal 3 and "For" Proposal 4.

Proposal 1
---------------------------

Election of Directors

For    Withheld


For, except vote withheld from the following Nominee(s)

__________________________


Nominees:

Norman I. Botwinik
Aaron I. Fleischman
James C. Goodale
Stanley Harfenist
Andrew N. Heine
Elwood A. Rickless
John L. Schroeder
Robert D. Siff
Robert A. Stanger
Charles H. Symington, Jr.
Edwin Tornberg
Claire L. Tow
Leonard Tow

Proposal 2
-------------------------
Approve an amendment to the 1992 Employee Stock Purchase Plan to increase the number of shares available for sale under the Plan to 6,000,000.

For      Against      Abstain

Proposal 3
-------------------------
Approve an amendment to the Non-Employee Directors' Deferred Fee Equity Plan to provide for grants of stock options to non-employee directors.

For      Against      Abstain

Proposal 4
-------------------------
Approve an amendment to the 1996 Equity Incentive Plan to provide for performance criteria and dollar limits on certain awards.

For      Against      Abstain

                                                                  Composite Copy

                           CITIZENS UTILITIES COMPANY
                       1992 EMPLOYEE STOCK PURCHASE PLAN
                                 AS AMENDED BY
                             AMENDMENT NOS. 1 AND 2

1. Purpose

     The purpose of the 1992 Employee Stock Purchase Plan (the "Plan") is to enable eligible employees of Citizens Utilities Company (the "Company") to acquire proprietary interests in the Company through the ownership of common stock of the Company. The Company believes that employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"). Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions

     The following terms have the following meanings:

     (a) "Common Stock" shall mean shares of the $.25 par value Series B common stock of the Company.

     (b) "Subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in
Section 424 of the Code.

     (c) "Eligible Employee" shall mean a person regularly employed by the Company or a Subsidiary on the effective date of any offering of stock pursuant to the Plan; provided, however, that no person shall be considered an Eligible Employee unless that person is customarily employed by the Company or a Subsidiary for more than twenty hours per week and more than five months in a calendar year; and provided further, that the Board of Directors may exclude the employees of any specified Subsidiary from any offering under the Plan.

     (d) "Purchase Period" shall mean the period set by the Committee for each offering commencing on the date on which options are granted pursuant to such offering to participating Eligible Employees and ending on the last date on which installment payments for stock to be purchased under the Plan for such offering may be made.

     (e) "Option" shall mean the right granted to Eligible Employees to purchase the Company's Common Stock under an offering made under the Plan.

     (f) "Subscription Period" shall mean that period of time prescribed in any offer of stock under the Plan beginning on the first day employees may elect to purchase shares and ending on the last day such elections to purchase are authorized to be received and accepted.

     (g) "Average Market Price" shall mean the mean between the high and low prices for the Company's shares of Common Stock on the New York Stock Exchange as reported by such exchange, or if the Company's Common Stock is not traded on the New York Exchange but is traded on the American Stock Exchange, as reported by such exchange, or if the Company's Common Stock is not traded on such exchanges, the high and low prices for the Company's shares of Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other quotation service.

     (h) "Annual Pay" shall mean an amount equal to the annual basic rate of pay of an Eligible Employee as determined from the payroll records of the Company or a Subsidiary on the effective date of an offer of stock made pursuant to the Plan.

3. Shares Reserved For Plan

     The shares of the Company's Common Stock to be sold to Eligible Employees under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares of Common Stock which shall be reserved and made available for sale under the Plan shall be 6,000,000. The shares reserved may be issued and sold pursuant to one or more offerings under the Plan. With respect to each offering, the Committee referred to in Paragraph 4 will specify the number of shares to be made available, the length of the Subscription Period, the length of the Purchase Period and such other terms and conditions not inconsistent with the Plan as may be appropriate. In no event shall the Subscription Period and the Purchase Period together exceed 27 months for any offering.

     In the event of a subdivision or combination of the Company's shares, including a stock dividend, stock split or similar event, the maximum number of shares which may thereafter be issued and sold under the Plan and the number of shares under elections to purchase at the time of such subdivision or combination will be proportionately increased or decreased, the terms relating to the price at which shares under elections to purchase will be sold will be appropriately adjusted, and such other action will be taken as in the opinion of the Board of Directors is appropriate under the circumstances. In case of a reclassification or other change in the Company's shares, the Board of Directors also will make appropriate adjustments.

4. Administration Of The Plan

     The Plan shall be administered by a Committee consisting of not less than three directors of the Company who shall be appointed by the Board of Directors. Each Committee member shall be a "disinterested person" as such term is defined in Rule

16b-3 of the rules of the Securities and Exchange Commission. The Committee shall be vested with full authority to make, administer and interpret such rules and regulations regarding the Plan or to make amendments to the Plan itself as it may deem advisable; provided, however, that no such amendment shall increase the maximum number of shares available for sale under the Plan, otherwise than as required to reflect a subdivision or a combination as provided in Paragraph 3 hereof, nor shall any such amendment act to expand the persons eligible to participate in the Plan beyond the employees of the Company and its Subsidiaries. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Eligible Employees and all persons claiming under an Eligible Employee.

5. Participation In The Plan

     Options to purchase the Company's Common Stock under the Plan shall be granted only to Eligible Employees. Options to purchase shares shall be granted to all Eligible Employees of the Company or any of its subsidiaries whose Eligible Employees are granted such rights; provided, however, that the Committee may determine that any offering of Common Stock under the Plan will not be extended to highly compensated employees of the Company or its Subsidiaries as defined in Code Section 414(q), and provided further that in no event may an employee be granted an option under this Plan if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or of a parent or subsidiary corporation, all within the meaning of
Section 423(b) of the Code. For the purpose of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under all outstanding options shall be treated as stock owned by the employee. For each Purchase Period the Committee shall determine the maximum number of shares which may be purchased by an Eligible Employee.

6. Purchase Price

     The purchase price for shares of Common Stock purchased pursuant to the Plan (except as otherwise provided herein) will be the lesser of 85% of the Average Market Price on the first day of the Purchase Period or 85% of the Average Market Price on the last day of the Purchase Period, or if no shares were traded on that day, on the last day prior thereto on which shares were traded.

7. Method Of Payment

     Payment for shares purchased pursuant to the Plan shall be made in installments through payroll deductions, with no right of prepayment except as provided in Paragraphs 15 and 16 hereof. Each Eligible Employee electing to purchase shares will authorize the Company to withhold a designated amount from the Employee' s regular weekly, biweekly, semimonthly or monthly pay for each payroll period during the Purchase Period. All such payroll deductions made for an Eligible

Employee shall be credited to the Employee's account under the Plan. At the end of the Purchase Period, each Eligible Employee shall receive in cash the balance remaining in the Employee's account, if any, after the purchase of the number of shares covered by the option to purchase shares.

8. Employee's Election To Purchase-Grant Of Options

     In order to participate in the Plan, an Eligible Employee must sign an election to purchase shares on a form provided by the Company stating the Eligible Employee's desire to purchase shares under the Plan and showing the amount which the Eligible Employee elects to have withheld from the Employee's pay for such payroll period during the Purchase Period designated by the Committee. Before each new Purchase Period designated by the Committee, each Eligible Employee shall have the right to either continue the payroll withholding in effect from the previous Purchase Period or increase or decrease such withholding, subject to the limitations of the Plan or such other limitations set by the Committee for such offering. If an Eligible Employee fails to make a new election within the period specified by the Committee for such new offering, the Eligible Employee shall be deemed to have elected to continue the same payroll withholding that he or she elected for the previous
Purchase Period.   The election to purchase shares must be delivered on or
before the last day of the Subscription Period to the person or office designated to receive and accept such elections. Subject to the limitations set forth in Paragraph 9, each participating Eligible Employee shall be granted an option to purchase a number of shares determined by the following procedure:

Step 1  Determine the aggregate amount which will be withheld from the Eligible
         Employee's pay during the Purchase Period;

Step 2  Determine the figure which represents 85% of the lower of the Average
         Market Price on the first day of the Purchase Period or the last day of the Purchase Period;

Step 3  Divide the figure determined in Step 1 by the figure determined in Step
         2 and round off the quotient to the nearest whole number. This figure shall be the number of shares which the Eligible Employee may purchase pursuant to the option, subject to the limitations set forth in Paragraph 9(a), (b), (c) and (d).

         The date on which the option is granted to each participating Eligible Employee shall be the first day of the Purchase Period. Notice that an option has been granted shall be given to each participating Eligible Employee and shall show the amount to be withheld periodically from such Eligible Employee's pay for each payroll period during the Purchase Period.

         In the event the total maximum number of shares resulting from all elections to purchase under any offering of shares under the Plan exceeds the number of shares offered, the Company reserves the right to reduce the maximum number of shares which Eligible Employees may purchase pursuant to their elections to purchase, to allot the shares available in such manner as it shall determine, but generally pro rata to subscriptions received, and to grant options to purchase only for such reduced number of shares.

         All shares included in any offering under the Plan in excess of the total number of shares which all Eligible Employees elect to purchase and all shares with respect to which elections to purchase are canceled as provided in Paragraph 12 shall continue to be reserved for the Plan and shall be available for inclusion in any subsequent offering under the Plan.

9. Limitations On Number Of Shares Which May Be Purchased

         The following limitations shall apply with respect to the number of shares which may be purchased by each Eligible Employee who elects to participate in an offering under the Plan.

         (a) No Eligible Employee may purchase shares during any one offering pursuant to the Plan for an aggregate purchase price (which shall be computed on an annual basis in the event the Purchase Period is more or less than 12 months) in excess of 20% of the Employee's Annual Pay; and

         (b) No Eligible Employee shall be granted an option to purchase shares under the Plan if of such option, immediately after the option is granted, would violate the 5% limitation of the Code described in the second proviso contained in Paragraph 5 hereof; and

         (c) No Eligible Employee may be granted an option to purchase shares which permits the Employee's rights to purchase stock under the Plan and all other stock option plans of the Company and of any Subsidiary pursuant to
Section 42 Code to accrue at a rate which exceeds in any one calendar year $25,000 of the fair market value of such stock (determined on the date the option to purchase is granted).

         (d) No Eligible Employee may purchase more shares pursuant to an option granted for a Purchase Period than the maximum for an Eligible Employee established by the Committee for such Purchase Period.

         An Eligible Employee may elect to purchase less than the total number of shares which he or she is entitled to elect to purchase.

10. Rights As Stockholder

         An Eligible Employee will become a stockholder of the Company with respect to shares for which payment has been completed at the close of business on the last business day of the Purchase Period or on such earlier date on which the Eligible Employee has completed payment of the purchase plan shares. An Eligible

Employee will have no rights as a stockholder with respect to shares under an election to purchase shares until the Employee has become a stockholder as provided above. A certificate for the shares purchased will be issued as soon as practicable after an Eligible Employee becomes a stockholder.

11. Rights To Purchase Shares Not Transferable

         All rights of an Eligible Employee under the Plan may be exercised only by the Eligible Employee during his or her lifetime. An Eligible Employee's rights under an election to purchase shares may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution. If this provision is violated the right of the Eligible Employee to purchase shares shall terminate and the only right remaining under such Eligible Employee's election to purchase will be to have paid over to the person entitled thereto the amount then credited to the Eligible Employee's account.

12. Cancellation Of Election To Purchase

         An Eligible Employee who has elected to purchase shares may cancel that election in its entirety or may partially cancel that election by reducing the amount which he or she has authorized the Company to withhold from his or her pay for each payroll period during the Purchase Period. Any such full or partial cancellation shall be effective upon the delivery by the Eligible Employee of written notice of cancellation to the office or person designated to receive elections. Such notice of cancellation must be so delivered before the close of business on the last business day of the Purchase Period. If an Eligible Employee partially cancels an original election by reducing the amount authorized to be withheld from the Employee's pay, he or she shall continue to make installment payments at the reduced rate for the remainder of the Purchase Period. Only one partial cancellation may be made during a Purchase Period.

         An Eligible Employee's rights upon the full or partial cancellation of an election to purchase shares shall be limited to the following:

         (a) The Employee may receive in cash, as soon as practicable after delivery of the notice of cancellation, the amount then credited to the Employee's account, except, in the case of a partial cancellation, the Employee must retain in his or her account an amount equal to the amount of the new payroll deduction times the number of payroll periods in the Purchase Period through the date of cancellation, or

         (b) The Employee may have the amount credited to the Employee's account at the time the cancellation becomes effective applied to the purchase of the number of shares such amount will then purchase at a purchase price equal to 85% of the Average Market Price on the first day of the Purchase Period.

         If option (b) is elected, installment payments must be continued for the month in which the notice of cancellation is given. The cancellation and purchase of shares will become effective at the close of business on the last day of business of such month. The purchase price of the shares so purchased will be 85% of the Average Market Price on the first day of the Purchase Period. The credit in an Employee's account shall be the aggregate of the amounts withheld from the Employee's pay and any amounts paid pursuant to Paragraphs 13, 14, 15 and 16.

13. Leave Of Absence Or Layoff

         An Eligible Employee purchasing stock under the Plan who is granted a leave of absence (including a military leave) during the Purchase Period and such absence is for a period of 90 days or less (or if for a period in excess of 90 days, the Employee's right of reemployment with the Company is guaranteed either by statute or by contract) may during such period of absence make payments in cash to the Company in amounts equal to what such payments would have been pursuant to corresponding payroll deductions.

14. Effect Of Failure To Make Payments When Due

         If in any payroll period, for any reason not set forth in Paragraph 13, an Eligible Employee who has filed an election to purchase shares under the Plan has no pay or the Employee's pay is insufficient (after other authorized deductions) to permit deduction of the installment payment, such payment may be made in cash at the time. If not so made, the Eligible Employee, when his or her pay is again sufficient to permit the resumption of installment payments, must pay in cash the amount of the deficiency in his or her account or arrange for uniformly increased installment payments so that, assuming the maximum purchase price per share, payment for the maximum number of shares covered by the Employee's option will be completed in the last month of the Purchase Period. If the Eligible Employee elects to make increased installment payments, he or she may, nevertheless, at any time make up the remaining deficiency by a lump sum payment.

         Subject to the above and other provisions of the Plan permitting postponement, the Company may treat the failure by an Eligible Employee to make any payment as a cancellation of his or her election to purchase shares. Such cancellation will be effected by mailing notice to the Employee at the Employee's last known business or home address. Upon such mailing, the Employee's only right will be to receive in cash the amount credited to his or her account.

15. Retirement

         If an Eligible Employee retires in accordance with Company policy and has an election to purchase shares in effect at the time of the Employee's retirement, he or she may, within three months after the date of retirement (but in no event later than the end of the Purchase Period), by delivering written notice to the office or person designated to receive elections, elect to:

         (a) Complete the remaining installment payments in cash,

         (b) Make a lump sum payment in the amount of any deficiency for the remaining portion of the Purchase Period, or

         (c) Cancel the election to purchase shares in accordance with the provisions of Paragraph 12.

         If no such notice is given within such period, the election will be deemed canceled as of the date of retirement and the only right of the Eligible Employee will be to receive in cash the amount credited to his or her account.

16. Death

         If an Eligible Employee, including a retired Eligible Employee, dies and has an election to purchase shares in effect at the time of death, the legal representative of the deceased Eligible Employee may, within three months from the date of death (but in no event later than the end of the Purchase Period), by delivering written notice to the office or person designated to receive elections, elect to:

         (a) Complete the remaining installment payments in cash,

         (b) Make a lump sum payment in the amount of any deficiency for the remaining portion of the Purchase Period, or

         (c) Cancel the election to purchase shares in accordance with the provisions of Paragraph 12.

         If no such notice is given within such period, the election will be deemed canceled as of the date of death, and the only right of such legal representative will be to receive in cash the amount credited to the deceased Eligible Employee's account.

17. Termination Of Employment Other Than For Retirement Or Death

         If an Eligible Employee is terminated for any reason other than retirement or death prior to the end of the Purchase Period, the Employee's election to purchase shall thereupon be deemed canceled as of the date on which employment ended. In such an event, no further payments under such election will be permitted, and the Eligible Employee's only right will be to receive in cash the amount credited to his or her account.

18. Application Of Funds

         All funds received by the Company in payment for shares to be purchased under the Plan and held at any time by the Company may be used for any valid corporate purpose.

19. Refund of Funds Received

         In the event, that after the Average Market Price on the last day of the Purchase Period is known, the number of shares made available by the Committee for the Purchase Period ("Designated Shares") is less than the number of shares elected to be purchased by the participating Eligible Employees under the Plan with the amounts credited to their accounts as of the last day of the Purchase Period the Company shall as soon as is administratively possible:

         (a) Allocate the Designated Shares on a pro rata basis among the participating Eligible Employees in proportion to the number of shares otherwise purchasable by each participating Eligible Employee prior to the allocation contemplated by this Paragraph; and

         (b) Return to each participating Eligible Employee any amount credited to their accounts which is not utilized to purchase shares. Interest at a rate to be set by the Committee shall be paid on all amounts returned to Eligible Employees pursuant to this Paragraph 19(b) only. For the purpose of computing interest, it will be assumed that shares were purchased with the earlier credits or payments and that all to-be-returned funds resulted from payments closest to the end of the Purchase Period.

20. Governmental Approvals Or Consents

         The Plan shall not be effective unless it is approved by the stockholders of the Company within 12 months after the Plan is proposed for approval by the Board of Directors of the Company. The Plan and any offerings and sales to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. The Board of Directors of the Company may make such changes in the Plan and include such terms in any offering under the Plan as may be necessary or desirable, in the opinion of counsel, so that the Plan will comply with the rules and regulations of any governmental authority and so that Eligible Employees participating in the Plan will be eligible for tax benefits under the United States Internal Revenue Code or the laws of any state.

                                                                  COMPOSITE COPY

                           CITIZENS UTILITIES COMPANY
                           1996 EQUITY INCENTIVE PLAN


SECTION 1.  PURPOSE

     The purpose of the Citizens Utilities Company 1996 Equity Incentive Plan (the "Plan") is to provide compensation incentives for high levels of performance and productivity by employees of the Company. The Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent, as well as encourage such employees to have a greater personal financial investment in the Company through ownership of its common stock.


SECTION 2.  DEFINITIONS

     When used herein, the following terms have the following meanings:

     (a) "AFFILIATE" means any company controlled by the Company, controlling the Company or under common control with the Company.

     (b) "AWARD" means an award granted to any Eligible Employee in accordance with the provisions of the Plan.

     (c) "AWARD AGREEMENT" means the written agreement or certificate evidencing the terms of the Award granted to an Eligible Employee under the Plan.

     (d) "BENEFICIARY" means the beneficiary or beneficiaries designated pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Employee.

     (e)  "BOARD" means the Board of Directors of the Company.

     (f) A "CHANGE IN CONTROL" shall mean the occurrence of any of the following events with respect to the Company.

               (i) (A) a third "person" (other than an employee benefit plan of the Company), including a "group", as those terms are used in
          Section 13(d) of the Exchange Act, is or becomes the beneficial owner (as that term is used in said Section 13(d)) of stock having twenty percent (20%) or more of the total number of votes that may be cast for the election of members of the Board or twenty percent (20%) or more of the fair market value of the Company's issued and outstanding stock, or (B) the receipt by the Company of any report, schedule, application or other document filed with a state or federal governmental agency or commission disclosing such ownership or proposed ownership.

               (ii) approval by the stockholders of the Company of any (1) consolidation or merger or sale of assets of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as they held immediately before, or
          (2) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or businesses of the Company;

               (iii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

     (g) "CITIZENS PENSION PLANS" means any of the Company's non-contributory defined-benefit qualified retirement plans in effect and applicable on the date in question.

     (h) "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to Sections of the Code are to such Sections as they are currently designated and reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered as well as any successor provisions and any applicable regulations.)

     (i) "COMPANY" means Citizens Utilities Company, and its successors and assigns.

     (j) "COMMITTEE" means the Compensation Committee of the Board of Directors of the Company.

     (k) "DEFERRED STOCK" means Stock credited to an Eligible Employee under the Plan subject to the requirements of Section 8 and such other terms and restrictions as the Committee deems appropriate or desirable.

     (l)  "EFFECTIVE DATE" means May 23, 1996.

     (m) "ELIGIBLE EMPLOYEE" means an employee of any Participating Company whose responsibilities and decisions in the judgment of the Committee foster the management, growth, performance or profitability of any Participating Company. Where required by the context, "Eligible Employee" includes an individual who has been granted an Award but is no longer an employee of any Participating Company.

     (n) "FAIR MARKET VALUE" means, unless another reasonable method for determining fair market value is specified by the Committee, the average of the high and low sales prices of a share of the appropriate Series of Stock as reported by the New York Stock Exchange (or if such shares are listed on another national stock exchange or national quotation system, as reported or quoted by such exchange or system) on the date in question or, if no such sales were reported for such date, for the most recent date on which sales prices were quoted.

     (o) "FAMILY MEMBER" AND "FAMILY TRUST" shall have the same meanings as are employed from time to time by the SEC for the purpose of the exception to the rules promulgated by the SEC which limit transferability of stock options and stock awards for purposes of Section 16 of the Exchange Act and/or the use of Form S-8 under the Securities Act. For the purposes of the Plan, the phrases "Family Member" and "Family Trust" shall be further limited, if necessary, so that neither the transfer to a Family Member or Family Trust nor the ability of a Participant to make such a transfer shall have adverse consequences to the Company or a Participant by reason of Section 162(m) of the Code.

     (p) "OPTION" means an option to purchase Stock, including Restricted Stock or Deferred Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

     (q) "PARTICIPATING COMPANY" means the Company or any subsidiary or other affiliate of the Company; provided, however, for incentive stock options only, "Participating Company" means the Company, any corporation or other entity which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

     (r) "PARTICIPANT" means an Eligible Employee who has been or is being granted an Award. When required by the context, the definition of Participant shall include an individual who has been granted an Award but is no longer an employee of any Participating Company.

     (s) "PERFORMANCE SHARE" means a performance share subject to the requirements of Section 6 and awarded in accordance with the terms of the Plan.

     (t) "PLAN" means the Citizens Utilities Company Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

     (u) "RESTRICTED STOCK" means Stock delivered under the Plan subject to the requirements of Section 7 and such other terms and restrictions as the Committee deems appropriate or desirable.

     (v) "SAR" means a stock appreciation right subject to the appropriate requirements under Section 5 and awarded in accordance with the terms of the Plan.

     (w) "SEC" means the Securities and Exchange Commission. "Exchange Act" means the Securities Exchange Act of 1934. "Rule 16b-3" shall mean such rule promulgated by the SEC under the Exchange Act and, unless the circumstances require otherwise, shall include any other rule or regulation adopted under Sections 16(a) or 16(b) of the Exchange Act relating to compliance with, or an exemption from, Section 16(b). "Securities Act" means the Securities Act of 1933. Reference to any section of the

          Securities Act, Exchange Act or any rule promulgated thereunder shall include any successor section or rule.

     (x) "STOCK" means the Series A or Series B Common Stock of the Company and any successor Common Stock.

     (y) "TERMINATION WITHOUT CAUSE" means termination of employment with a Participating Company by the employer for any reason other than death, Total Disability or termination for deliberate, willful or gross misconduct, and also means voluntary termination of employment by employee.

     (z) "TOTAL DISABILITY" means the complete and permanent inability of an Eligible Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Company deems appropriate or necessary.


SECTION 3.  SHARES SUBJECT TO THE PLAN

     (a) Subject to adjustment as provided in Section 14 hereof, 11,300,000 shares of Stock are hereby reserved for issuance pursuant to Awards under the Plan. Shares reserved for issuance under the Plan shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. The term "issued" shall include all deliveries to a Participant of shares of Stock pursuant to Awards under the Plan. The Committee may, in its discretion, decide to award other shares issued by the Company that are convertible into Stock or make such shares subject to purchase by an option, in which event the maximum number of shares of Stock into which such shares may be converted shall be used in applying the aggregate share limit under this Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible shares.

     (b) If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation of an Option, SAR or a Performance Share, such shares of Stock shall be deemed not to have been issued pursuant to Awards under the Plan, or to have been subject to the Plan; provided, however, that the counting of shares of Stock subject to Awards granted under the Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act.

     (c) With respect to any Award constituting an Option or SAR granted to any Eligible Employee who is a "covered employee" as defined in Section 162(m) of the Code that is canceled, the number of shares of Stock originally subject to such Award shall continue to count in accordance with Section 162(m) of the Code.

     (d) Unless the Committee otherwise determines, shares of Stock received by the Company in connection with the exercise of Options by delivery of shares or in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan for the limit set forth in Section 3(a) hereof.

SECTION 4.  GRANT OF AWARDS AND AWARD AGREEMENTS

     (a) Subject to and in furtherance of the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant Awards to Eligible Employee; (iii) determine the form or forms of Award to be granted to any Eligible Employee;
          (iv) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) determine the rights of each Participant after employment has terminated and the periods during which such rights may be exercised; (vii) establish and modify performance objectives; (viii) determine whether and to what extent Eligible Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; (ix) determine the price at which shares of Stock may be offered under each Award which price may, except in the case of Options, be zero; (x) permit cashless exercise of Options and other Awards of a sale, loan or other nature covering exercise prices and/or income taxes; (xi) interpret, construe and administer the Plan and any related Award Agreement and define the terms employed therein; and (xii) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder. Awards granted to different Eligible Employees or Participants need not be identical and, in addition, may be modified in different respects by the Committee.

     (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

     (c) The Committee may modify or amend any Awards (by cancellation and regrant or substitution of Awards or otherwise and with terms and conditions more or less favorable to Eligible Employees) or waive any restrictions or conditions applicable to any Awards or the exercise or realization thereof (except that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of previously granted Awards without his or her consent, unless such modification, amendment or waiver is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body).

     (d) The Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting of a new Award or may require such voluntary surrender as a condition to a grant of a new Award. Any such new Award shall be subject to such terms and conditions as are specified by the

          Committee at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award.

     (e) In any calendar year, no Eligible Employee may receive Awards covering more than 500,000 shares of the Company's Stock. Such number of shares shall be adjusted in accordance with Section 14 hereof.


SECTION 5.  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     (a) With respect to the Options and SARs, the Committee shall (i) authorize the granting of incentive stock options, nonqualified stock options, SARs or a combination of incentive stock options, nonqualified stock options and SARs; (ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of a SAR; (iii) determine whether such Stock shall be Restricted Stock or, with respect to nonqualified stock options, Deferred Stock; (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine whether or not all or part of each Option may be canceled by the exercise of a SAR; provided, however, that the aggregate Fair Market Value (determined as of the date of Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Eligible Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000. Notwithstanding the foregoing, to the extent that Options intended to be incentive stock options granted to an Eligible Employee under this Plan for any reason exceed such limit on exercisability, such excess Options shall be treated as nonqualified stock options as provided under Section 422(d) of the Code, but shall in all other respects remain outstanding and exercisable in accordance with their terms.

     (b) The exercise period for a nonqualified stock option or SAR shall be 10 years from the date of grant or such shorter period as may be specified by the Committee at the time of grant. The exercise period for an incentive stock option and any related SAR, including any extension which the Committee may from time to time decide to grant, shall not exceed 10 years from the date of grant; provided, however, that, in the case of an incentive stock option granted to an Eligible Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

     (c) The Option or SAR price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value, or, in the case of an incentive stock option granted to a 10% Stockholder and any related tandem SARs, 110 percent of the Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, on the date the Option is granted, as determined by the Committee; provided, however, that such price shall be at least equal to the par value of one share of Stock; provided further, however, that in the discretion of the Committee in the case of a nonstatutory stock option, the Option or SAR price per share may be less than the Fair Market Value in the case of an Option or SAR granted in order to induce an individual to become an employee of a Participating Company or in the case of an Option or SAR granted to a new or prospective employee in order to replace stock options or other long-term incentives under a program maintained by a prior employer which are forfeited or cease to be available to the new employee by reason of his termination of employment with his prior employer.

     (d) No part of any Option or SAR may be exercised (i) until the Participant who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date on which the Option or SAR is granted as the Committee may specify and
          (ii) until achievement of such performance or other criteria, if any, by the Participant, as the Committee may specify. A SAR and a related Option shall commence to be exercisable no earlier than six months following the date the Option and SAR are granted. The Committee may further require that an Option or SAR become exercisable in installments.

     (e) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including, Stock, or with respect to nonqualified options, Restricted Stock or Deferred Stock, already owned by the optionee (subject to any minimum holding period specified by the Committee), having a total Fair Market Value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total Fair Market Value, as so determined, equal to the purchase price; provided, however, that if payment of the exercise price is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock received upon the exercise of the Option shall be Restricted Stock or Deferred Stock, as the case may be, at least with respect to the same number of shares and subject to the same restrictions or other limitations as the Restricted Stock or Deferred Stock paid on the exercise of the Option. The Committee may provide that a Participant who delivers shares of Stock to the Company, or sells shares of Stock and applies all of the proceeds, (a) to pay, or reimburse the payment of the exercise price of shares of Stock acquired under an employee stock option or SAR or to purchase shares of Stock under an employee award or grant, an employee purchase plan or program or any other stock-based employee benefit or incentive plan, (whether or not such award or grant is under this Plan) and/or (b) to pay federal or state income taxes resulting from the exercise of such options or SARs or the purchase of shares of Stock pursuant to any such grant, award, plan or program, shall receive a replacement Option under this Plan to purchase a number of shares of Stock equal to the number of shares of Stock delivered to the Company, or sold, the proceeds of the sale of which are applied as aforesaid in this sentence. The replacement Option shall have an exercise price equal to Fair Market Value on the date of such payment and shall include such other terms and conditions as the Committee may specify.

     (f) (i) Upon the Termination Without Cause of a Participant holding Options or SARs who is not immediately eligible to receive benefits under the terms of the Citizens Pension Plans, his or her Options and SARs may be exercised to the extent exercisable on the date of Termination Without Cause, at any time and from time to time within the three months of the date of such Termination. The Committee, however, in its discretion, may provide that any Option or SAR of such a Participant which is not exercisable by its terms on the date of Termination Without Cause will become exercisable in accordance with a schedule (which may extend the time limit referred to above, but not later than the final expiration date specified in the Option or SAR Award Agreement) to be determined by the Committee at any time during the period that any other Options or SARs held by the Participant are exercisable.

             (ii) Upon the death or Total Disability (during a Participant's employment or within 3 months after termination of employment for any reason other than termination for cause) of a Participant holding an Option or SAR who is not immediately eligible to receive benefits under the terms of the Citizens Pension Plans, his or her Options and SARs may be exercised only to the extent exercisable at the time of death or Total Disability (or such earlier termination of employment) from time to time (A) in the event of death or Total Disability, within the 12 months following death or Total Disability or (B) in the event of such termination of employment followed by death or Total Disability within the 3 months after such termination, within the 12 months following such termination. The Committee, however, in its discretion, may provide that any Options or SAR's outstanding but not exercisable at the date of the first to occur of death or, Total Disability will become exercisable in accordance with a schedule (which may extend the limits referred to above, but not to a date later than the final expiration date specified in such Option or SAR Award Agreement) to be determined by the Committee at any time during the period while any other Option or SARs held by the Participant are exercisable.

             (iii) Upon death, Total Disability or Termination Without Cause of a Participant holding an Option(s) or SAR(s) who is immediately eligible to receive benefits under the terms of the Citizens Pension Plans, his or her Options or SARs may be exercised in full as to all shares or SAR rights covered by Options and SAR Award Agreements (whether or not then exercisable) at any time, or from time to time, but no later than the expiration date specified in such Option or SAR Award Agreement as specified in Section 5(b) above or, in the case of incentive Options, within 12 months following such death, Total Disability or Termination Without Cause.

             (iv) If the employment of a Participant holding an Option or SAR is terminated for deliberate, willful or gross misconduct, as determined by the Company, all rights of such Participant and any Family Member or Family Trust or other transferee to which such Participant has transferred his or her Option or SAR shall expire upon receipt by the Participant of the notice of such termination.

             (v) In the event of the death of a Participant, his or her Options and SARs may be exercised by the person or persons to whom the Participant's rights under the Option or SAR pass by will, or if no such person has such right, by his or her executors or administrators or Beneficiary. The death of a Participant after Total Disability or Termination Without Cause will not adversely effect the rights of a Participant or anyone entitled to the benefits of such Option or SAR.

     (g) Except as otherwise determined by the Committee, no Option or SAR granted under the Plan shall be transferable other than by will or by the laws of descent and distribution, unless the Committee determines that an Option or SAR may be transferred by a Participant to a Family Member or Family Trust or other transferee. Such transfer shall be evidenced by a writing from a grantee to the Committee or Committee's designee on a form established by the Committee. Absent an authorized transfer during the lifetime of the Participant, an Option shall be exercisable only by him or her by his or her guardian or legal representative.

     (h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

     (i) Upon exercise of a SAR, the Participant shall be entitled, subject to such terms and conditions as the Committee may specify at any time, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (ii) a specified amount which shall not, subject to Section 5(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of a SAR, payment of such excess shall be made as the Committee shall specify (A) in cash,
          (B) through the issuance or transfer to the Participant of whole shares of Stock, including Restricted Stock or Deferred Stock, with a Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time equal to any such excess, or (C) a combination of cash and shares of Stock with a combined Fair Market Value at such time equal to such excess, all as determined by the Committee; provided, however, a fractional share of Stock shall be paid in cash equal to the Fair Market Value of the fractional share of Stock, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time.

     (j) If the Award granted to a Participant allows the Participant to elect to cancel all or any portion of an unexercised Option by exercising a related SAR, then the Option price per share of Stock shall be used as the specified price in Section 5(i), to determine the value of the SAR upon such exercise; and, in the event of the exercise of such SAR, the Company's obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised.

     (k) If authorized by the Committee in its sole discretion, the Company may accept the surrender of the right to exercise any Option granted under the Plan (whether or not granted with a related SAR) as to all or any of the shares of Stock as to which the Option is then exercisable, in exchange for payment to the optionee (in cash or shares of Stock valued at the then Fair Market Value) of an amount not to exceed the difference between the option price and the then Fair Market Value of the shares as to which such right to exercise is surrendered.

SECTION 6.  PERFORMANCE SHARES

     (a) The Committee may award Performance Shares to Participants under the Plan, which may be denominated in Stock or in dollars. The Committee shall determine the performance periods (the "Performance Periods") and the performance objectives relating to each Performance Share Award. Performance objectives may vary from Participant to Participant and between groups of Participants, and shall only be based upon any one or more of the following performance criteria, any combination and/or specifics of which shall be determined by the Committee as it may deem appropriate: (i) stock price; (ii) market share; (iii) sales; (iv) earnings per share; (v) operating cash flow; (vi) free cash flow; (vii) net income or loss; (viii) net income or loss adjusted to exclude specified items such as gain or losses from extraordinary or non-recurring items and non-cash expense and income, and before specified expense items such as interest, depreciation, amortization and income taxes; (ix) EBITDA; (x) revenues; (xi) return on equity or assets; or (xii) cost control. Performance objectives may be in respect of the performance of the Company and its subsidiaries or a particular subsidiary or division and may be expressed in absolute terms or in relation to another company or companies or a division thereof. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

     (b) At the beginning of each Performance Period, (but in any event prior to the earlier of the elapsing of 90 days or 25% of such Performance Period) the Committee shall determine and set forth in writing for each Participant or group of Participants the number of Performance Shares or the dollar value of the Performance Share Awards made and the applicable performance objectives, each of which may be fixed or may be expressed in terms of a progression within a specified range. At the end of each Performance Period, the Committee shall certify in writing the extent to which the prescribed performance objectives have been satisfied. An Eligible Employee shall be eligible to be awarded, in any calendar year, Performance Share awards up to the maximum number of shares contemplated in Section 4(e) and shall also be eligible to be awarded Performance Share awards denominated in dollars subject to a maximum limitation of $500,000 for all such dollar-denominated awards granted to any Eligible Employee in any calendar year.

     (c) If during the course of a Performance Period there shall occur significant events as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

     (d) If a Participant terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or a significant event, as determined by the Committee, that Participant shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period and (ii) prorated for the portion of the Performance Period during which the Participant was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Participant. If a Participant terminates service with all Participating Companies during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

     (e) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. Any dividends or distributions payable on

          Performance Shares (or the equivalent as specified in the grant), other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid over to the Participant when and if payment is made of the underlying Performance Shares, unless the grant provides otherwise.

Except as otherwise provided in this Section 6, no Performance Shares awarded to Participants shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Performance Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee.


SECTION 7.  RESTRICTED STOCK

     (a) Restricted Stock may be received by a Participant either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Share. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse)which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

     (b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period unless the Committee determines that an Award may be transferred by a Participant to a Family Member or Family Trust or other transferee; provided, however, the Restriction Period for any Participant shall expire and all restrictions on shares of Restricted Stock shall lapse upon the Participant's (i) death, (ii) Total Disability or (iii) Termination Without Cause where the Participant is immediately eligible to receive benefits under the terms of Citizens Pension Plans, or with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

     (c) If a Participant terminates employment with all Participating Companies for any reason other than under the circumstances referred to in clause (b) before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines within 90 days after such termination, be forfeited by the Participant and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

     (d) The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock delivered under the Plan may be held in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require as a condition of any receipt of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

     (e) Nothing in this Section 7 shall preclude a Participant from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

     (f) Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Restriction Period with respect to the number of shares of Restricted Stock credited to a Participant shall be paid to the Participant within 30 days after each dividend becomes payable, unless, at the time of the Award, the Committee determines that the dividends should be reinvested in additional shares of Restricted Stock, in which case additional shares of Restricted Stock shall be credited to the Participant based on the Stock's Fair Market Value at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Restricted Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when and if as restrictions lapse on the underlying shares of Restricted Stock, unless the grant provides otherwise.


SECTION 8.  DEFERRED STOCK

     (a) Deferred Stock may be credited to an Eligible Employee either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Share. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or criteria as the Committee shall determine (the "Deferral Period"). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate.

     (b) Except as otherwise provided in this Section 8, no Deferred Stock credited to Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee; provided, however, the Deferral Period for any Participant shall expire upon the Participant's (i) death, (ii) Total Disability or
          (iii) Termination Without Cause where the Participant is immediately eligible to receive benefits under the terms of Citizens Pension Plans, or an earlier age with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

     (c) At the expiration of the Deferral Period, the Participant shall be entitled to receive a certificate pursuant to Section 10 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf. Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Deferral Period with respect to the number of shares of Deferred Stock credited to a Participant shall be paid to such Participant within 30 days after each dividend becomes payable unless, at the time of the Award, the Committee determined that such dividends should be reinvested in additional shares of Deferred Stock, in which case additional shares of Deferred Stock shall be credited to the Participant based on the Stock's Fair Market

          Value at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Deferred Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when the Deferral Period ends, unless the grant provides otherwise.

     (d) If a Participant terminates employment with all Participating Companies for any reason other than under the circumstances referred to in clause (b) before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines within 90 days after such termination, be forfeited by the Participant, and, in the case of Deferred Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.


SECTION 9.  OTHER STOCK-BASED AWARDS

     The Committee may grant other Awards under the Plan which are denominated in stock units or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than market value or Fair Market Value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards.


SECTION 10.  CERTIFICATES FOR AWARDS OF STOCK

     (a) Subject to Section 7(d), each Participant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares or have their shares registered for their account in book entry form by the Company's transfer agent. In the instance of a certificate, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

     (b) The Company shall not be required to issue or deliver any shares or certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted, and (ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of such shares under any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     (c) All shares and certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed and any applicable federal or state securities or regulatory laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 10(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     (d) Except for the restrictions on Restricted Stock under Section 7, each Participant who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Participant awarded an Option, a SAR, or Performance Share or Deferred Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of certificate or certificates for such shares.


SECTION 11.  BENEFICIARY

     (a) Each Eligible Employee shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Employee's death, and in no event shall it be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Eligible Employee or if such designation conflicts with law, the Eligible Employee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.


SECTION 12.  ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Committee, as appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be both a member of the Board and shall satisfy the "disinterested administration" or similar requirements, if any, of Rule 16b-3 under the Exchange Act and the "outside director" or similar successor requirements, if any, of Section 162(m) of the Code and the regulations promulgated thereunder.

     (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole and absolute discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award Agreement and define the terms employed in the Plan or any agreement, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

     (d) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

     (e) The Committee's decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Awards, Participants or Eligible Employees, whether or not such Awards are similar or such Participants or Eligible Employees are similarly situated.

     (f) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

     (g) The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

     (h) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights to indemnification or insurance the members or former member may have as directors or under the by-laws of the Company or otherwise.

     (i) The Committee's determination that an Option, SAR, Performance Share, Restricted Stock, Deferred Stock or other Stock-based Awards may be transferred by a Participant to a Family Member or Family Trust or other transferee may be set forth in: determinations pursuant to
          Section 12(c), rules and regulations of general application adopted pursuant to Section 12(d), in the written Award Agreement, or by a writing delivered to the Participant made any time after the relevant Award or Awards have been granted, on a case-by-case basis, or otherwise. In any event, the transferee or Family Member or Family Trust shall agree in writing to be bound by all the provisions of the Plan and the Award Agreement, and in no event shall any such transferee have greater rights under such Award than the Participant effecting such transfer.

     (j) With respect to credits, shares, cash or other property credited to a Participant by reason of dividends or distributions, if the Committee shall so determine, all such credits, shares, cash or other property to a Participant shall be paid to the Participant periodically at the end of the applicable period, whether or not the performance, employment or other standards (or lapse of time) upon which such Award is conditioned have been satisfied. In addition, the Committee may determine to include in Award Agreements granting Options and SARs a provision to the effect that (a) an amount equal to any dividends (payable in cash or other property) paid after the grant of the Option or SAR and before to the exercise of such Option or SAR with respect to the number of shares of Stock subject to such Option or SAR shall be credited to a Participant and, if the Award Agreement so provides, thereafter paid to such Participant within 30 days after each dividend becomes payable or, (b) if the Committee so determines, such Award shall be reinvested in additional shares of Stock, in which case such additional shares of Stock shall be credited to the Participant based on the Stock's Fair Market Value at the time of payment of each such dividend. In the latter event, if the Committee so determines, such additional shares of Stock shall be delivered to the Participant (whether or not such Option or SAR is exercised) at the time that such Option or SAR ceases to be exercisable in accordance with its terms or otherwise.


SECTION 13.  AMENDMENT OR DISCONTINUANCE

     The Board may, at any time, amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendments shall become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any Participant who has received a previously granted Award without his or her consent unless the amendment or termination is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body).


SECTION 14.  ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

     In the event of a change in corporate capitalization, stock split or stock dividend, the number of shares purchasable upon exercise of an Option or SAR shall be increased to the new number of shares which result from the shares covered by the Option or SAR immediately before the change, split or dividend. The purchase price per share shall be reduced proportionately and the total purchase price will remain the same.

     In the event of any other change in corporate capitalization, or a corporate transaction, such as any merger of a corporation into another corporation, any consolidation of two or more corporations into another corporation, any separation of a corporation (including a spinoff or other distribution of stock or property by a corporation), any reorganization of a corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code), or any partial or complete liquidation by a corporation or other similar event which could distort the implementation of the Plan or the realization of its objectives, the Committee shall make an appropriate adjustment in the number of shares of Stock (i) which are covered by the Plan, (ii) which may be granted to any one Eligible Employee and which are subject to any Award, and the purchase price therefor, and in terms, conditions or restrictions on securities as the Committee deems equitable, with the objective that the securities covered under the Plan or an Award shall be those securities which a Participant would have received if he or she had exercised his or her Option or SAR prior to the event or been entitled to his or her Restricted or Deferred Stock or Performance Shares.

     All such events occurring between the effective date of the Option and its exercise shall result in an adjustment to the Option terms.


SECTION 15.   CHANGE IN CONTROL

     Awards may include, or may incorporate from any relevant guidelines adopted by the Committee, terms which provide that any or all of the following actions or consequences, with any modifications adopted by the Committee, may occur as a result of, or in anticipation of, any Change in Control to assure fair and equitable treatment of Participants:

     (a) Any Options outstanding at least six months as of the date of Change in Control shall, if held by a current employee of the Company, become immediately exercisable in full. In addition, all Participants may, regardless of whether still an employee of the Company, elect to cancel all or any portion of any Option or Award no later than 90 days after the Change in Control, in which event the Company shall pay to such electing Participant, an amount in cash equal to the excess, if any, of the Current Market Value (as defined below) of the shares of Stock, including Performance Shares, Restricted Stock or Deferred Stock, subject to the Option or of the portion thereof so canceled over the option price for such shares; provided, however, that no Participant shall have the right to elect cancellation unless and until at least 6 months have elapsed after the date of grant of the Option.

     (b) Any Performance Periods shall end and the Company shall pay each Participant an amount in cash equal to the value of such Participant's performance shares, if any, based upon the Stock's Current Market Value in full settlement of such performance shares.

     (c) Any Restriction Periods shall end and the Company shall pay each Participant an amount in cash equal to the Current Market Value of the Restricted Stock held by, or on behalf of, each Participant in exchange for such Restricted Stock.

     (d) Any Deferral Period shall end and the Company shall pay to each Participant an amount in cash equal to the Current Market Value of the number of shares of Stock equal to the number of shares of Deferred Stock credited to such Participant in full settlement of any Deferred Stock Award.

     (e) The Company shall pay to each Participant all amounts due, if any, deferred by or payable under Awards granted to such Participant under the Plan which are not Performance Shares, Restricted Stock or Deferred Stock, in accordance with the terms provided by the Committee at the time of deferral or grant.

     (f) For purpose of this Section 15, "Current Market Value" means the highest Fair Market Value during the period commencing 30 days prior to the Change in Control and ending 30 days after the Change in Control (the "reference period"); provided that, if the Change in Control occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock, or another transaction approved by shareholders of the Company, Current Market Value means the higher of (i) the highest Fair Market Value during the reference period, or
          (ii) the highest price paid per share of Stock pursuant to such tender offer, exchange offer or transaction.


SECTION 16.  MISCELLANEOUS

     (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

     (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

     (c) No Eligible Employee or Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the Participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

     (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

     (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

     (f) The right of any Participant or other person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder or unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Participant or his or her Beneficiary or transferees, Family Trust or Family Member, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his or her Beneficiary, taking into account the expressed wishes of the Participant (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

     (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Employees at all reasonable times at the Company's administrative offices.

     (h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or the Participant to deliver to the Company shares of Stock owned by the Participant or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes or otherwise permit a cashless exercise.

     (i) All elections, designations, requests, notices, instructions and other communications from an Eligible Employee, Participant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or transmitted by facsimile copy or delivered to such location as shall be specified by the Committee.

     (j) The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (k) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

     (l) The Plan and the grant, exercise and carrying out of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to all required or otherwise appropriate approvals and authorizations by any governmental or regulatory agency or commission. The Company shall have no obligation of any nature hereunder to any Eligible Employee, Participant or any other person in the absence of all necessary or desirable approvals or authorizations and shall have no obligation to seek or obtain the same.

     (m) Whenever possible, each provision of this Plan and any Award Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any such provision is held to be ineffective, invalid, illegal or unenforceable in any respect under the applicable laws or regulations of the United States or any state, such ineffectiveness, invalidity, illegality or unenforceability will not affect any other provision but this Plan and any such agreement will be reformed, construed and enforced so as to carry out the intent hereof or thereof and as if any invalid or illegal provision had never been contained herein.

     (n) The Committee, in its discretion, may defer the payment of an Award, if such payment would cause the annual remuneration of a Participant, who is a covered employee under Section 162(m) of the Code, to exceed $1,000,000.

     (o) The Plan shall be construed and governed under the laws of the State of Delaware.

SECTION 17.  EFFECTIVE DATE AND STOCKHOLDER APPROVAL

     The Effective Date of the Plan shall be May 23, 1996, subject to approval by the holders of a majority of the Company's common stock at the 1996 Annual Meeting. Any Awards granted prior to May 23, 1996 will be subject to the receipt of such approval. No Awards will be granted under the Plan after the expiration of ten years from the Effective Date.

                                                                  COMPOSITE COPY
                           CITIZENS UTILITIES COMPANY
                NON-EMPLOYEE DIRECTORS' DEFERRED FEE EQUITY PLAN


                                   ARTICLE 1
                              PURPOSES OF THE PLAN

1.1  PURPOSES.

     The purpose of this Citizens Utilities Company Deferred Fee Equity Plan For Non-Employee Directors (the "Plan") is to provide each Director with an opportunity to defer some or all of the Director's Fees and receive compensation for services in the form of options to purchase Citizens' Common Stock or in Plan Units which are equivalent to Citizens' Common Stock. The Plan will implement corporate policy that all employees, officers and directors are to be encouraged to share in the Company's long-term prospects by taking part of their compensation in Common Stock and options.

1.2  INTRODUCTION.

     The Plan is comprised of two separate plans. Because a number of administrative and procedural provisions of each of the plans are similar or identical, the plans have been combined in a single plan for convenience.

     The Plan consists of an option plan through which a director may elect to receive his or her Fees for a period of up to five years (or a shorter period in the case of 1994) in an equivalent amount of options to purchase Common Stock. This plan is referred to as the Option Plan. The provisions of Articles 3 and 4 apply exclusively to the Option Plan.

     The Plan also includes a separate stock plan through which a director may elect (a "Stock Plan Election") to receive his or her Fees for the next calendar year (or a shorter period in the case of 1994 or a newly elected director) in an equivalent amount of Plan Units. Upon termination of directorship, a Stock Plan Participant will receive the value of his Plan Units in either stock or cash or installments of cash as selected by the Participant. At the time of the related Stock Plan Election. The provisions of Articles 5, 6 and 7 apply exclusively to the Stock Plan.

     As defined below, the term "Plan" will include both the Stock Plan and Option Plan; the term "Participant" includes an Option Plan Participant and a Stock Plan Participant; the term "Election" includes an Option Plan Election and a Stock Plan Election; and the term "Committee" includes an Option Plan Committee and the Stock Plan Committee; unless, in each case, the context requires otherwise.

                                   ARTICLE 2
                                  DEFINITIONS

     As used herein, the following words shall have following meanings unless otherwise specifically provided:

     2.1 "Accounting Date" means, for purposes of the Stock Plan, each January 1, April 1, July 1 and October 1, except that the first Accounting Date in 1995 shall be February 1.

     2.2 "Administrator" means the person or persons appointed by the Board of Directors to represent the Company in the administration of each Plan pursuant to the provisions of Article 10.1.

     2.3  "Act" means the Securities Act of 1933.

     2.4 "Applicable Rate of Interest" means, as of any date, 120% of the then applicable Federal rate of interest pursuant to the Internal Revenue Code. The Federal short term rate of interest shall be the interest component applicable to deferred Fees from the date of deferral until the date of investment in Plan Units under the Stock Plan. The Federal medium term rate of interest shall apply to distributions in annual installments deferred after Termination pursuant to the Stock Plan.

     2.5 "Beneficiary" means the person or persons designated in writing by the Participant as entitled to receive a Stock Plan Participant's Account upon his death, or to exercise an Option Plan Participant's Option upon his death, or failing such designation, the person or persons who, upon the death of a Participant, shall have acquired by will, or the laws of descent and distribution, the right to receive the benefits specified under this Plan. Beneficiary designations shall be made in writing and delivered to the Administrator and shall comply with any applicable state law relating to testamentary dispositions and other requirements. A Participant may designate a new Beneficiary or Beneficiaries at any time by notifying the Administrator.
The last such designation received by the Administrator shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrator prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. "Beneficiary" shall include the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the right to receive the benefits specified in this Plan on behalf of the Participant.

     2.6  "Board of Directors" means the Board of Directors of the Company.

     2.7  "Code" means the Internal Revenue Code of 1986.

     2.8 "Company" means Citizens Utilities Company and its successors and assigns.

     2.9 "Common Stock" means Common Stock Series B, par value $.25 per share, of the Company or any successor Common Stock.

     2.10 "Director" means any director of the Company who is not a full-time employee of the Company. For the purposes of the Plan, an individual who is both a full-time employee of the Company and a director of the Company and therefore ineligible to participate in the Plan and who ceases to be a full-time employee but remains in office as a director shall become eligible to participate in the Plan as a Director as of the termination of his or her service as a full-time employee.

     2.11 "Effective Date" means, for Option Plan Elections before July 20, 1994, August 1, 1994; and for other Option Plan Elections, the next January 1.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934. "Rule 16b-3" shall mean such rule promulgated by the Securities and Exchange Commission under the Exchange Act and, unless the circumstances require otherwise, shall include any other rule or regulation adopted under Sections 16(a) or 16(b) of the Exchange Act relating to compliance with, or an exemption from,

Section 16(b). Reference to any section of the Exchange Act or any rule promulgated thereunder shall include any successor section or rule.

     2.13 "Fair Market Value" of the Common Stock as of any Accounting Date or Time of Distribution for the purposes of the Stock Plan, and as of any Effective Date for purposes of the Option Plan, shall be the average of the daily high and low prices of shares of Common Stock reported on a composite tape for securities listed on The New York Stock Exchange or, if such shares are not listed for trading on such exchange, on any other established securities market for which quotations are readily available, for the third, fourth, fifth and sixth trading days of the month which follow each Accounting Date or Time of Distribution or Effective Date, as the case may be. Participants will be credited with fractional share interests. If required, an appropriate adjustment will be made for record dates, payment dates and ex-distribution trading. The Stock Plan Committee, the Option Plan Committee or the Board of Directors may select in advance different trading days of the month for determining Fair Market Value, in their discretion.

     2.13A "Family Entity," "Family Member Transfer," "Family Transferee" and "Family Trust" mean such terms as defined in Section 4.8.

     2.14 "Option Plan Committee" means the Committee described in Section 10.1 hereof to administer the Option Plan.

     2.15 "Option Plan Election" is an election to receive Options equivalent in value to Option Plan Fees to be earned during the period August 1-December 31, 1994 or during one or more subsequent Plan Years.

     2.16 "Option Plan Fees" are those Directors' Fees which may be the subject of an Option Plan Election. These are limited to future retainer fees at the rate in effect in the year in which the Option Plan Election is made and board and committee meeting fees, up to a maximum of $30,000 per year. Option Plan Fees for 1994 shall be limited to $12,500.

     2.17 "Option Plan Participant" means a Director who has elected to receive Directors' Fees in the form of Options.

     2.18 "Option Value"--For each Option Plan Election, the options granted hereunder shall be in an amount equivalent to the value of the Directors' Fees subject to such Option Plan Election. In order to implement this standard, the Board of Directors has determined at the time of adoption of the Plan that the "Option Value" of an Option with the terms and conditions of the Option described herein to purchase one share of Common Stock of the Company is 20% of the Fair Market Value of such share on the Effective Date of the Option in question.

     2.19 "Plan" means this Citizens Utilities Company Deferred Fee Equity Plan For Non-Employee Directors.

     2.20 "Plan Unit" shall mean a credit established in a Participant's Stock Plan Account reflecting the number of shares of Common Stock which could be purchased at Fair Market Value as of each Accounting Date as provided in Section
6.1. A Plan Unit shall be deemed to be the equivalent of a share of Common Stock and shall be subject to adjustment in the event of change in Common Stock as provided in Section 11.5.

     2.21 "Plan Year" means the fiscal year of the Company, currently the twelve-month period ended December 31.

     2.22 "Stock Plan Account" shall mean the account established for each Stock Plan Participant to reflect the amount of Fees which such Participant has elected to defer under the Stock Plan, any interest component and all Plan Units which have been acquired with such Fees and interest component.

     2.23 "Stock Plan Committee" means the Committee described in Section 10.1 hereof to administer the Stock Plan.

     2.24 "Stock Plan Election" means a Stock Plan Participant's delivery of a written notice of election to the Administrator (a) electing to defer payment of his or her Fees, and (b) further electing to receive payment of his or her Stock Plan Account either (i) at Time of Distribution in either (A) Common Stock or
(B) cash, or (ii) in installments in cash annually over a five-year period. All such elections shall be irrevocable except as otherwise provided in the Stock Plan.

     2.25 "Stock Plan Fees" and "Fees" each mean the retainer fees and Board of Directors and committee meeting attendance fees unless the context otherwise requires.

     2.26 "Stock Plan Participant" means a Director who has elected to defer payment of all or a portion of his or her Stock Plan Fees and to establish a Stock Plan Account.

     2.27 "Termination" means retirement from the Board of Directors or termination of service as a Director for death, disability or any other reason.

     2.28 "Time of Distribution" means a date ten (10) calendar days after Termination, except as may be otherwise specified in Article 7; provided that, if payment is to be made in cash and the Time of Distribution is within six months after the date of acquisition or crediting of Plan Units within the contemplation of Rule 16b-3(c)(1) or any successor rule under the Exchange Act, the Time of Distribution shall be delayed, solely for such Plan Units, until more than six months shall have elapsed from the date of acquisition or crediting of such Plan Units.

     2.29 "Trust Agreement" means any Trust Agreement entered into between the Company and any Trustee in connection with the Plan.

     2.30 "Trustee" means any entity named as Trustee in the Trust Agreement, or any successor corporate Trustee thereunder.

     The term "Plan" shall mean the original Plan as amended by Amendment No. 1. The terms "Plan" and "Option Plan" shall include the Formula Plan; "Option" shall include a Formula Plan Option; "Option under the Option Plan" shall include an Option under the Formula Plan; and "Participant" shall include a Formula Plan Participant.

                                 ARTICLE 3

                     ELECTIONS BY OPTION PLAN PARTICIPANTS

3.1  DIRECTORS MAY ELECT TO RECEIVE FEES IN THE FORM OF OPTIONS.

     Option Plan Fees to be earned by Directors for the Plan Years 1995 through 1999 may, at the election of a Director, be received as Options as herein provided. Option Plan Fees to be earned by Directors for the period August 1, 1994 through December 31, 1994 may also, at the election of a Director, be received as Options.

3.2  ANNUAL OPTION PLAN ELECTIONS.

     On or before December 15 of each year (except for 1994 when the Option Plan Election must be made on or before July 20, 1994) a Director may deliver to the Administrator his or her Option Plan Election to receive a stated percentage of his or her Option Plan Fees for one or more of the Plan Years 1995 through 1999 or the period August 1-December 31, 1994, in Options to purchase the number of shares of Common Stock specified in Section 4.1.

     For example: the annual Option Plan Election may cover the Plan Year or Years set forth below (to the extent not theretofore the subject of an Option Plan Election).

                                        Plan Years or Periods
                                        for Which Option Plan
   Date of Option Plan Election          Fees May Be Elected
   On or Before July 20, 1994        August 1-December 31, 1994
   On or Before July 20, 1994        1995-1999
   On or Before December 15, 1995    1996-1999
   On or Before December 15, 1996    1997-1999
   On or Before December 15, 1997    1998-1999
   On or Before December 15, 1998    1999

     Elections must include the earliest Plan Year for which un-elected Fees exist and (if additional years are included in the Election) consecutive successive years. An Option Plan Election covering Option Plan Fees for this period shall preclude a Stock Plan Election purporting to cover the same Fees.

3.3  EFFECTIVE DATE.

     Option Plan Elections made on or before July 20, 1994 shall become effective on August 1, 1994. Later years' Option Plan Elections shall become effective as of the next Option Plan Effective Date.

3.4  ADJUSTMENT FOR ACTUAL FEES EARNED.

     If by the end of any Plan Year a Director shall not have earned the amount of Option Plan Fees elected by him or her to be received in Options, the number of shares of Common Stock covered by Options granted for such Plan Year shall be diminished pro rata. Any Fees earned which have not been subject of an Option Plan Election shall be paid in cash in accordance with the normal payment practices of the Company for Directors' Fees. If a Participant's directorship should terminate during a Plan Year which has been the subject of an Option Plan Election, all Fees (including Option Plan Fees) earned by a Director prior to termination shall be paid to him or her or his or her Beneficiary, in cash, on January 15 of the next calendar year (and the related Option shall terminate as elsewhere herein provided).

3.5  CANCELLATION OF ELECTION.

     At any time an Option Plan Participant may cancel one or more Options or installments of Options held by him or her which relate to future Plan Years and consequently have not been earned as of the date of such cancellation. Cancellation shall be effected by delivering a written notice of cancellation to the Administrator. Such cancellation shall not affect any options held by the Participant relating to the year in which cancellation occurs or to any prior year. Option Plan Fees to be earned by a Director covered by a canceled Election shall thenceforth be paid in cash in accordance with the Company's practices, and may not thereafter become the subject of an Option Plan Election.


                                   ARTICLE 4
                                TERMS OF OPTIONS

4.1  NUMBER OF SHARES COVERED BY AN OPTION.

     The number of shares of Common Stock covered by an Option resulting from an Option Plan Election shall be equal to the Option Plan Fees covered by the Election divided by the Option Value.

4.2  MAXIMUM DURATION.

     The maximum exercise period for each Option granted under the Option Plan shall be ten years from the Effective Date of the Option.

4.3  INITIAL EXERCISABILITY IN INSTALLMENTS.

     Options representing Option Plan Fees to be earned in one Plan Year shall become exercisable on January 1 of the following Plan Year.

     Options which relate to Fees to be earned in more than one Plan Year shall become exercisable in installments on the January 1 of the year following the year in which Fees represented by the installment are earned. For example: An Election covering the years 1996, 1997 and 1998 would become exercisable: as to shares representing 1996 Fees-January 1, 1997; as to shares representing 1997 Fees-January 1, 1998; as to the remainder of the shares-January 1, 1999. An Election covering Fees to be earned in 1999 will first become exercisable on January 1, 2000.

     Options relating to the period August 1, 1994-December 31, 1994 shall first become exercisable on February 1, 1995.

4.4  EXERCISE PRICE.

     The Exercise Price for all shares of Common Stock purchasable upon exercise of an Option shall be 90% of the Fair Market Value as of the Effective Date applicable to the Option exercised.

4.5  NOTICE OF EXERCISE.

     An Option Plan Participant wishing to exercise an Option may do so by giving written notice of exercise in the form adopted for the Option Plan.

4.6  PAYMENT OF PURCHASE PRICE.

     At the choice of the holder of the Option, the Purchase Price may be paid either in cash, or in shares of Common Stock valued at Fair Market Value on the trading day immediately preceding the date of exercise specified in the notice of exercise.

4.7  EXERCISABILITY CONTINUING AFTER TERMINATION.

     If a Participant's directorship terminates for any reason, the Option shall continue to be exercisable by the Participant or his or her Family Transferee or Beneficiary to the extent that the Option is or becomes exercisable in accordance with its terms. In no event shall the exercise date be later than the date specified in Section 4.2."

4.8  OPTIONS NOT TRANSFERABLE; EXCEPTIONS.

     No Option granted under the Option Plan shall be transferable other than by will or the laws of descent or distribution except pursuant to a domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder and except that, with the consent of the Committee acting in its sole discretion, an Option Plan or Formula Plan Participant may transfer (a "Family Member Transfer") an Option to (i) a member of the Participant's immediate family (which for the purposes of the Plan shall have the same meaning as defined in Rule 16a-1 promulgated under the Exchange Act); (ii) a trust (the "Family Trust") the beneficiaries of which consist exclusively of members of the Participant's immediate family; and (iii) a partnership, limited partnership or other limited liability entity ("Family Entity") the members of which consist exclusively of members of the Participant's immediate family, Family Trusts and Family Entities; provided that no consideration is paid for the transfer.
During the lifetime of a Participant, an Option shall be exercisable only by the Participant or his or her Family Transferee or Beneficiary. A ("Family Transferee") is transferee that is a member of the immediate family of a Participant or a Family Trust or Family Entity."


                                   ARTICLE 5
                      ELECTIONS BY STOCK PLAN PARTICIPANTS

5.1  DIRECTORS MAY ELECT TO RECEIVE FEES IN THE FORM OF PLAN UNITS.

     Directors may elect to receive Directors' Fees (to the extent such Directors' Fees are not the subject of an Option Plan Election) in the form of Plan Units.

5.2  STOCK PLAN ELECTION TO DEFER.

     A Director of the Company may become a Stock Plan Participant by electing, on an annual basis and prior to June 30 of a Plan Year, to defer receipt of all or a portion of the Stock Plan Fees payable to such Director for the next ensuing Plan Year. An Election shall be effective upon the delivery by a Stock Plan Participant to the Administrator of a written Stock Plan Election to evidence his or her decision. Such Stock Plan Election shall indicate the portion of Directors' Fees to be deferred and credited to his or her Stock Plan Account.

     The following special provisions shall apply to Directors' Fees for 1994 and 1995: On or before July 20, 1994, a Director may deliver a Stock Plan Election to the Administrator in which he or she elects to defer receipt of all or a portion of the Directors' Fees payable to such Director for services during the period August 1, 1994 through December 31, 1994. In such a case, all deferred Fees will be held by the Company in the Participant's Stock Plan Account and will not be invested in Plan Units until February 1, 1995. An election to defer Fees to be accrued during the period January 1, 1995 through December 31, 1995 shall be made on or before July 20, 1994 as provided herein except that the first Accounting Date for investment of such Fees shall be April 1, 1995.

     If a person becomes a Director after the beginning of any Plan Year, he or she may elect to defer receipt of Fees for future services in such Plan Year. Such Stock Plan Election must be made in writing and delivered to the Administrator within twenty days after the individual becomes a Director and will take effect as of the first calendar quarter to start after the date of such Election. In such a case, deferred Fees will be held by the Company in the Participant's Stock Plan Account and will not be invested in Common Stock or Plan Units until the first Accounting Date which is at least six (6) months after the date that such Stock Plan Election is first delivered to the Administrator.

5.3  EFFECTIVENESS OF ELECTIONS.

     Elections for each Plan Year shall be effective and irrevocable upon the delivery of a Stock Plan Election to the Administrator, except as specifically provided in this Plan. Fees deferred pursuant to such Stock Plan Election shall be credited to the Participant's Stock Plan Account and distributed at the times and in the manner set forth in such Election.

     In the absence of an effective Stock Plan Election to take effect on the Time of Distribution as to the time and/or manner of distribution, the payout of a Stock Plan Account shall be in one lump sum cash payment at the Time of Distribution or as soon thereafter as possible, as provided by Section 2.28.

                                   ARTICLE 6
                       STOCK PLAN ACCOUNTS AND PLAN UNITS

6.1  CREDITING STOCK PLAN ACCOUNTS.

     The Stock Plan Account of each Stock Plan Participant shall be credited as of each Accounting Date with Plan Units equal to the number of shares of Common Stock (including fractional share entitlements) that could have been purchased with 110% of the amount credited to his or her Stock Plan Account by reason of the Fees deferred for the quarter ended on the day before the Accounting Date and any interest component at the Applicable Rate of Interest. The quarterly crediting of the Plan Units with deferred Fees has been established for administrative convenience. As of the date of any payment of a stock dividend or stock split by the Company, a participant's Stock Plan Account will be credited with Plan Units equal to the number of shares of Common Stock (including fractional share entitlements) which are payable by the Company with respect to the number of shares (including fractional share entitlements) equal to the number of Plan Units credited to the Participant's Stock Plan Account on the record date for such stock dividend or stock split. As of the date of any dividend in cash or property or other distribution payable to holders of Common Stock, the Participant's Stock Plan Account shall be credited with additional Plan units equal to the number of shares of Common Stock (including fractional share entitlements) that could have been purchased at the Fair Market Value as of such payment date with the amount which would have been received as a dividend or distribution on the number of shares (including fractional share entitlements) equal to the Plan Units credited to the Participant's Stock Plan Account as of the record date.

     On a quarterly basis, or as otherwise appropriate to match increases in Plan Units held in the Plan, the Company may, but shall not be required to, purchase Common Stock on the open market and hold the same in the "Deferred Fee Stock Plan for Non-Employee Directors Account." Also, the Company may enter into a Trust Agreement with a Trustee and may, but shall not be required to, transfer to the Trustee either (a) the number of shares of Common Stock approximately equal in Fair Market Value as of the last Accounting Date to the aggregate dollar amount of credits in the Participants' Stock Plan Accounts for Stock Plan Fees deferred by the Directors and any interest component on such Accounting Date, or (b) cash with instructions to purchase shares of Common Stock either from the Company or in the open market, as determined by the Company. Purchases in the open market by the Trustee shall not be subject to any direct or indirect control or influence over the times when, or the prices at which, or the broker or dealer through which, the Trustee shall buy such shares.

6.2 ESTABLISHMENT OF STOCK PLAN ACCOUNTS. The Company, Administrator or the Trustee, as appropriate, shall establish a separate "Stock Plan Account" for each Stock Plan Participant who defers Stock Plan Fees pursuant to the Plan, and credit each Participant's Stock Plan Account with his or her entitlement to deferred Fees, an interest component at the Applicable Rate of Interest and Plan Units.

6.3 ADJUSTMENT OF STOCK PLAN ACCOUNTS. As of each Accounting Date of each Plan Year and on such other dates as the Administrator directs, the value of each Stock Plan Account shall be determined by the Company, the Administrator, or the Trustee, as appropriate.


                                   ARTICLE 7
                         PAYMENT OF STOCK PLAN ACCOUNTS

7.1 TIME AND METHOD OF DISTRIBUTION. Distribution of a Participant's Stock Plan Account shall commence at Time of Distribution. Distribution shall be made in a lump sum or in equal annual cash installments over a period of five years.

     If a distribution is to be made in a lump sum it may be made either in shares of Common Stock or in cash. If a distribution is to be made in cash, it shall be in an amount equal to the Fair Market Value as of the Time of Distribution (or such later date as may be required to continue an exemption under Rule 16b-3) of all Plan Units credited to a Participant's Stock Plan Account plus any uninvested deferred Stock Plan Fees and related interest component. The distribution shall be paid to the Stock Plan Participant or his or her Beneficiary.

     If a distribution is to be made in shares of Common Stock, the distribution shall be such number of shares of Common Stock as shall equal the Plan Units credited to such Participant's Stock Plan Account plus shares of Common Stock equivalent in Fair Market Value to the amount of any accumulated uninvested deferred Fees and interest component in such Participant's Stock Plan Account as of the Time of Distribution. Any remaining fractional interest shall be paid in cash.

     If a distribution is made in annual installments, each annual installment shall be in cash and equal to one-fifth of the amount of the lump sum payable as of the Time of Distribution or later date as aforesaid, with interest on each unpaid installment at the Applicable Rate of Interest in effect on the date of Termination by a Director of his directorship.

7.2  ELECTION OF METHOD OF DISTRIBUTION.

     At the time that a Director first makes a Stock Plan Election to defer Fees for a Plan Year, such Director may elect whether the payments to be made at the Time of Distribution for that Plan Year shall be distributed in a lump sum or in five equal annual cash installments.

     At the same time, any Stock Plan Participant electing lump sum payment may also elect for the payment of such lump sum to be in shares of Common Stock credited to the Stock Plan Account or in cash. A Stock Plan Participant may, in connection with his or her retirement, death or disability, change his or her Stock Plan Election as to the method of payment (shares or cash) of any lump sum distribution from time to time.

     Subject to the provisions of Articles 9 and 10, either the Committee or the Administrator, in their sole discretion, may direct the distribution of the Director's entitlement in a lump sum or in annual installments, and the Committee or Administrator may take into account, but need not take into account, any request by a Director concerning the period over which his entitlement will be distributed.

7.3  MERGER, CONSOLIDATION, SALE OF ASSETS OR TENDER FOR SHARES.

     In the event of a proposed merger or consolidation in which the Company will not be the surviving corporation, or a sale of a majority of the assets of the Company, or in the case of a tender offer for the Company's Common Stock or a similar corporate transaction which is expected in the view of the Committee to result in another company, firm, or group acquiring 20% or more of the voting power of the Company's outstanding securities, the Plan shall take steps to convert Plan Units held by Participants into shares of Common Stock. The Plan shall obtain such shares with a view to making the same available for participation by Stock Plan Participants in the transaction (subject to the fourth from last sentence of this Section). Such shares may be obtained by the Plan from the "Deferred Fee Stock Plan for Non-Employee Directors Account," any trust account for the benefit of Plan Participants, the Company, or any other source, including authorized and unissued, or issued and reacquired, shares of Common Stock. In the event that shares of Common Stock are convertible into or otherwise exchangeable for securities of another corporation, or cash or other property without the need for action or tender by an individual shareholder, the Company shall take all necessary steps to carry out such conversion or exchange and shall deliver to each Stock Plan Participant the securities, cash or other property into which his or her shares have been exchanged or converted. In the event of a tender offer or similar event in which an individual shareholder of the Company may elect to tender shares or otherwise take steps to receive securities, cash or other property, the Company shall so advise the Participants and take such action, including tender, or shall refrain from action, as directed in writing by each Stock Plan Participant. Prior to the completion of such tender offer or similar event, no Participant shall have any entitlement to any shares, and if such event is not completed each participant shall be entitled to Plan Units and not shares of Common Stock. Upon the completion of such tender offer or similar event, the Company shall distribute to each Stock Plan Participant any shares of Common Stock, securities, cash or other property held by the Plan for his or her Stock Plan Account. The Administrator may delay such distribution to any Stock Plan Participant in order to comply with, or continue the availability of an exemption under, the Act or Exchange Act. Upon the completion of such distribution the Stock Plan shall terminate.

7.4  CHANGE IN TAX LAW.

     The Stock Plan is intended to be treated as an unfunded deferred compensation plan under the Code. It is the intention of the Company that the amounts deferred pursuant to this Plan shall not be included in the gross income of the Participants or their Beneficiaries until such time as the deferred amounts are distributed from the Plan. If, at any time, it is determined or claimed by the Internal Revenue Service ("Service") that amounts deferred in earlier plan Years have become currently taxable to the Participants or their Beneficiaries, the Committee may, in its discretion, terminate the Plan and distribute amounts credited to the Stock Plan Participants or their Beneficiaries. Such determination shall be based on a ruling or publicly available Pronouncement from the Service, or on the position taken by the Service in audit, or a written opinion from tax counsel.


                                   ARTICLE 8
                            CREDITORS AND INSOLVENCY

8.1  UNFUNDED STATUS.

     Any and all payments made to a Stock Plan Participant pursuant to the Plan shall be made from the general assets of the Company or assets available to its general creditors. Any payments made in good faith under the terms of the Plan to a Stock Plan Participant or his Beneficiary shall fully discharge the Plan, the Company, the Trustee, if any, the Administrator and the Committee from all further obligations with respect to such payments. The Company intends that the Plan shall be considered unfunded for all purposes, including tax purposes and purposes of Title I of ERISA.

8.2  CLAIMS OF THE COMPANY'S CREDITORS.

     All assets held pursuant to the provisions of this Plan shall be subject to the claims of general creditors of the Company, including judgment creditors and bankruptcy creditors. The rights of a Stock Plan Participant or Beneficiary to any assets of the Plan or Trust shall be no greater than the rights of an unsecured creditor of the Company.

     No Stock Plan Participant shall have any claim or entitlement to any shares of Common Stock which have been purchased, acquired or held by the Plan, Company or any Trustee. Any and all such shares shall be the property of the Company and shall only represent funds or assets available to the Company which it shall have designated to match its obligations and accruals with respect to the Plan.

8.3  NOTIFICATION OF TRUSTEE, IF ANY.

     If the Company has appointed a Trustee for the Plan, the following provisions shall obtain: In the event the Company becomes insolvent, the Board of Directors and the Chief Executive Officer of the Company shall immediately notify the Trustee of that fact. The Trustee shall not make any payments from the Trust to any Stock Plan Participant or any Beneficiary under the Plan after such notification is received or at any time after the Trustee has knowledge of such insolvency. Under any such circumstances, the Trustee shall make available any property held in the Trust to satisfy the claims of the Company's general creditors or, upon satisfaction of such claims, to the Participants, as a court of competent jurisdiction may direct. For purposes of this Plan, the Company shall be deemed to be insolvent if the Company is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, or is unable to pay its debts as they mature. All trust assets shall be subject to the claims of general creditors of the Company to the fullest extent contemplated by Revenue Procedure 92-64.


                                   ARTICLE 9
                               PAYMENT OF SHARES

9.1  DELIVERY OF CERTIFICATES FOR STOCK.

     At the Time of Distribution or as soon thereafter as practicable, subject to the fourth paragraph of this Section, the Company shall deliver to a Stock Plan Participant who has elected to receive shares of Common Stock or to his Beneficiary a certificate for the shares of Common Stock to which he or she is entitled. At the time of exercise of an Option, subject to the fourth paragraph of this Section, the Company shall deliver to the Option Plan Participant or his or her Beneficiary a certificate for shares of Common Stock to which he or she is entitled. Such certificates shall be registered in the name of the Participant or Beneficiary.

     The Company shall not be required to issue or deliver any certificates for, or make book-entry reflecting, shares of Common Stock prior to (a) the listing of such shares on any stock exchange or quotation system on which the Common Stock may then be listed or quoted and (b) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     All certificates for shares of Common Stock delivered under the Plan, and book entries reflecting such shares, shall be subject to such restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws.

     If the registration of ownership of Common Stock is then being maintained by the Company or its transfer agent in book-entry form, then the delivery of shares of Common Stock to the Participant or his Beneficiary may be evidenced by book entry, unless the Participant or Beneficiary requests otherwise in writing.

9.2  TAXES.

     The Company or the Trustee, as appropriate, shall deduct the amount of any taxes, if so required by law, from any payments made pursuant to the Plan and shall transmit the withheld amounts to the appropriate taxing authority, and provide the Stock Plan Participant or any Beneficiary of appropriate evidence of withholding. In the case of exercise of an Option under the Option Plan or payment in shares of Common Stock under the Stock Plan, the Participant may request the Company to accept payment of any related withholding taxes in the form of shares of Common Stock valued at Fair Market Value on the trading day immediately prior to the related exercise of the Option or payment in shares of Common Stock, as the case may be.

9.3  PAYMENT TO BENEFICIARY, EXERCISE OF OPTION BY BENEFICIARY.

     Upon the death of a Stock Plan Participant, the Stock Plan Account of the deceased Stock Plan Participant shall be paid to the Beneficiary either (i) in the same manner as it would have been paid to the Stock Plan Participant or (ii) in a lump sum settlement, as determined by the Committee or the Administrator in their sole discretion, consistent with the guidelines referred to in Article 10. Upon the death of a Option Plan Participant, the Beneficiary may exercise any Option to the extent exercisable on the date of death.

9.4  REDESIGNATION OF BENEFICIARY.

     Amendments which serve only to change the Beneficiary designation shall be permitted at any time and as often as necessary.


                                   ARTICLE 10
                                 ADMINISTRATION

10.1  APPOINTMENT OF COMMITTEE AND ADMINISTRATOR.

     The Board of Directors shall appoint a Stock Plan Committee and an Option Plan Committee (which may be the same Committee), each consisting of not less than two persons, to administer and interpret the Plan. Members of a Committee shall hold office at the pleasure of the Board of Directors and may be dismissed at any time with or without cause.

     The Board of Directors shall also designate one or more officers or employees of the Company to be the Administrator to have the primary administrative responsibility with respect to each Plan, in coordination with and under the direction of the Committee.

10.2  POWERS OF THE ADMINISTRATOR AND THE COMMITTEE.

     The Stock Plan and Option Plan Committees and the Administrator shall together administer the Plan. The Committees shall not, under any circumstances, have authority to select those Directors who will be eligible to participate in the Plan or to make decisions concerning the timing, pricing or amount of any benefit, Plan Unit, share of Common Stock or Option under the Plan. All such matters are determined solely by the provisions of the Plan. The Committees shall interpret or supplement the provisions of the Plan where desirable or necessary and may resolve ambiguities or omissions or adopt procedures for the administration of the Plan consistent with the purpose and provisions of the Plan and any rules adopted by the Committee. Whenever directions, designations, applications, requests or other notices are to be given by a Participant under the Plan, they shall be filed with the Administrator.

     Except as provided in the next paragraph, all decisions, determinations or actions of a Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of a Committee and shall be final, conclusive and binding on all persons for all purposes.

     If the taking of any action or the making of any determination by a Committee or Administrator shall jeopardize the effectiveness of the deferral of Fees or of credits in Participants' Stock Plan Accounts or Options for federal income tax purposes or any exemption of any plan of the Company from Section 16(a) and (b) of the Exchange Act, the Committee or Administrator, as the case may be, shall be deemed to be without the power to take such action or make such determination.

10.3  RENDERING OF QUARTERLY PLAN ACCOUNTS.

     After the close of each quarter, the Administrator will deliver to each Participant a statement showing the Plan Units which have been credited to his or her account as of the end of such quarter and any accumulated deferred fees. The accounting shall also indicate the price per unit for all Plan Units credited since the end of the previous account. The statement will also show the Options held and/or elected by a Participant and the terms of such Options.

10.4 BOTH ELECTIONS MAY APPLY TO A PLAN YEAR. Subject to the limitations contained in each Plan, a Director may elect to include all or any portion of his Fees to be earned in any future Plan Year in one or both of the Plans, but without duplication. If a Director has delivered an Option Plan Election and a Stock Plan Election for the same Plan Year or period, the Fees covered by such Elections shall be allocated as specified in such Elections or in other instructions from the Director. In the event of a conflict in instructions from a Director, the Administrator shall advise the Director.

10.5  ADVANCE NOTIFICATION BY ADMINISTRATOR.

     On or before May 31 of each year, the Administrator shall notify each Director that he or she must deliver a written Stock Plan Election to the Administrator prior to June 30 (or any later cut-off date permitted by the Administrator) in order to defer Fees during the next calendar year. On or before November 30 of each year, the Administrator shall notify each Director that he or she must deliver a written Option Plan Election to the Administrator prior to December 15 (or any later cut-off date permitted by the Administrator) in order to elect to receive Options in payment for future services as a Director in upcoming Plan Years.


                                   ARTICLE 11
                                 MISCELLANEOUS

11.1  TERM OF PLAN.

     The Plan shall become effective as provided in Section 11.9 and the Stock Plan shall continue through the Plan Year 2014 unless earlier terminated pursuant to Sections 7.3 or 7.4.

11.2  SHARES SUBJECT TO THE PLAN.

     As of any date the maximum number of shares of Common Stock which the Plan may be obligated to deliver pursuant to the Stock Plan and the maximum number of shares of Common Stock which shall have been purchased by Participants pursuant to Options and which may be issued pursuant to outstanding Options under the Option Plan shall not be more than one (1%) percent of the total outstanding shares of Common Stock Series A and Series B of the Company as of such date, subject to adjustment in the event of changes in the corporate structure of the Company affecting capital stock. Any Common Stock transferred by the Company to a Stock Plan Account or to the Trustee or delivered by the Company upon exercise of an Option hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares as the Company shall determine. Cash transferred to the Trustee may be used to purchase Common Stock in the open market or from the Company.

     In the event that the total number of shares of Common Stock subject to, or issued pursuant to, the Plan at any one time is in excess of the above-stated limit, the number need not be reduced if such excess has resulted from a reduction in the amount of issued and outstanding shares of Common Stock subsequent to the time that such Options were granted or such shares were issued. If any shares of Common Stock subject to purchase by a Participant under an Option under the Plan are not purchased, such shares of Stock shall be deemed not to have been purchased pursuant to the Plan for purposes of this Section. Shares of Common Stock received or retained by the Company in payment of the exercise price of Options or in payment, or in lieu of payment, of withholding taxes shall not reduce the number of shares deemed to have been purchased pursuant to the Plan.

11.3  NON-ALIENATION OF BENEFITS.

     The rights of a Stock Plan Participant to the payment of deferred compensation, to funds or shares as provided in this Plan and with respect to amounts credited to his or her Stock Plan Account and the rights of an Option Plan Participant with respect to an Option or to purchase shares of Common Stock upon exercise of an Option are not transferable by a Participant other than by will or the laws of descent and distribution and shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation, except that an Option Plan Participant and Formula Plan Participant may make a Family Member Transfer. No Participant may borrow against his or her Stock Plan Account or Options. No Stock Plan Account nor Option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including, but not limited to, any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of a Participant, except that an Option Plan Participant and Formula Plan Participant may make a Family Member Transfer. Neither a Participant's Stock Plan Account or Option hereunder nor a Participant's rights to benefits hereunder may be assigned to any other party by means of a judgment, decree or order (including approval of a property settlement agreement) relating to the provision of child support, alimony payments, or marital property rights of a spouse, former Spouse, child or other dependent of the Participant. As contemplated by Revenue Procedure 92-65 under the Code, a Stock Plan Participant's rights to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's Beneficiary.

     This Plan shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any persons entitled to benefits hereunder.

     In the event that, notwithstanding the foregoing, any Participant's benefits are garnisheed or attached by order of any court, the Administrator may elect to bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable may be paid into the court as they become payable, to be distributed by a court to the recipient as it deems proper at the close of said action.

     In addition, a Participant or Beneficiary shall have no rights against or security interest in the assets of the Plan, Company or Trust, if any, and shall have only the Company's unsecured promise to pay benefits. All assets of the Trust, if any, shall remain subject to the claims of the Company's general creditors.

11.4  PARTICIPANTS' RIGHTS.

     Nothing contained in this Plan shall be construed as giving any Participant the right to be retained as a Director of the Company. Nothing contained in this Plan shall be construed as limiting, in any way, any right that any party or parties may have to remove a Participant as a Director of the Company or to appoint or to elect another individual to replace a Participant as a Director of the Company. Nothing contained in this Plan shall be construed as giving any Participant the right to receive any benefit not specifically provided by the Plan. Any other provision of the Plan notwithstanding, a Stock Plan Participant shall not have any interest in the amounts credited to his Stock Plan Account until such Stock Plan Account is distributed in accordance with the provisions of Article 7, and all deferred Fees, and all earnings, gains and losses with respect thereto shall remain subject to the claims of the Company's general creditors in accordance with the provisions of the Stock Plan. With respect to amounts credited to a Participant's Stock Plan Account, the rights of the Stock Plan Participant, the Beneficiary of the Participant or any other person claiming through the Participant under this Stock Plan shall be solely those of unsecured general creditors of the Company, and the obligations of the Company hereunder shall be purely contractual. Such benefits shall be paid from the general assets of the Company. As contemplated by Revenue Procedure 92-65 under the Code, Participants shall have the status of general unsecured creditors of the Company and each Plan, and all rights thereunder, shall constitute a mere promise of the Company to make benefit payments in the future.

11.5  ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK.

     Subject to the provisions of Sections 6.1 and 7.3, in the event of any stock dividend, stock split, recapitalization, or reclassification of shares of Common Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or tender offer for its securities, or other event which could distort the implementation of the Plan or the realization of its objectives, the Administrator shall make such appropriate adjustments in the number and kind of securities which a Plan Unit will represent or which may be paid out under the Plan, and in the number of shares of Common Stock or other securities or number and kind of securities, and the purchase price therefor, for which an Option may be exercisable or in terms, conditions or restrictions on securities as the Administrator deems equitable.

     In the event of a stock split or stock dividend, the number of shares purchasable upon exercise of an Option shall be increased to the new number of shares which result from the shares covered by the Option immediately before the split or dividend. The purchase price per share shall be reduced proportionately and the total purchase price will remain the same. In the case of a distribution in property other than cash the number of shares covered shall be increased to reflect, in shares valued at the then current market, the fair value of the distribution.

     All events occurring between the Effective Date of the Option and its exercise shall result in an adjustment to the Option terms.

11.6  AMENDMENTS; OTHER.

     The Board or the Committee may amend the Plan to the extent necessary or appropriate to effect compliance with Rule 16b-3 in order to continue or provide an exemption from Section 16(a) and (b) of the Exchange Act for either Plan or any other equity plan of the Company, and the Administrator may change the cut-off dates for Elections or the dates of effectiveness of transactions

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or other events under the Plan to the same end; provided that no such amendments or change shall materially increase the benefits to or adversely affect the rights of the Participants.

     In addition, the Board may amend the Plan in any other manner, provided, however, that no amendment shall adversely and materially affect the rights of a Participant, taken as a whole, to amounts previously credited to his or her Stock Plan Account or to Options which have been granted unless such amendment is required by Rule 16b-3 in order to continue or provide an exemption from
Section 16(b) of the Exchange Act for either Plan or any other equity plan of the Company, or for the deferral of Directors' Fees until the year of payout or exercise of Options under either Plan for Federal income tax purposes.

     Amendments may not be made more frequently than permitted by Rule 16b-3. No amendment shall require shareholder approval unless required under Rule 16b-
3. If shareholders' approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3, no such amendment shall become effective unless approved by affirmative vote of the Company's shareholders.

     Transactions under each Plan are intended to comply with applicable conditions of Rule 16b-3, except that a purchase under the Option Plan may be deemed to occur on an Effective Date. To the extent any provision of each Plan intended to comply, or action by the Administrator, fails to so comply, it shall be deemed null and void, to the extent permitted by law and declared advisable by the Administrator.

11.7  NOTICES.

     All elections, designations, requests, notices, instructions and other communications from a Director, Participant, Beneficiary or other person to the Administrator, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Administrator and shall be mailed by first class mail, delivered by facsimile or otherwise delivered to such location as shall be specified by the Administrator.

11.8  BINDING EFFECT.

     The terms of the Plan shall be binding upon the Company and its successors and assigns.

11.9  EFFECTIVE DATE OF ORIGINAL PLAN.

     The Plan shall be effective as of June 28, 1994, subject to approval by the shareholders of the Company. All deferrals or credits to a Stock Plan Account, and all Options, made prior to such shareholder approval shall be contingent on such approval. The existing Citizens Utilities Company Deferred Compensation Plan for Directors shall continue to be available for compensation deferrals and shall not be affected by the adoption of this Plan.

                                   ARTICLE 12
                                  FORMULA PLAN

12.1  ELIGIBILITY.

     All Directors of the Company shall automatically participate in the Formula Plan.

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12.2  SHARES SUBJECT TO THE FORMULA PLAN.

     Shares of Common Stock which shall have been purchased or which may be issued upon the exercise of the Options under the Formula Plan shall be included as shares which shall have been purchased by Participants pursuant to Options and which may be issued pursuant to Options under the Option Plan for purposes of the maximum share limitation of Section 11.2.

12.3  TERMS, CONDITIONS AND FORM OF OPTIONS.

     Each Option granted under the Formula Plan shall be evidenced by written agreement in such form and containing such terms, consistent with the Plan, as the Committee shall from time to time approve. All Options and said agreements shall be subject to the terms and conditions set forth in this Article 12 and to the other applicable terms and conditions of the Plan.

12.4  GRANT.

     On the first day of each Plan Year starting with the calendar 1997 and continuing through 2002 (and for successive years thereafter if the Plan is extended by the Board of Directors), Options to purchase 5,000 shares of Common Stock, as adjusted pursuant to Section 11.5, shall be awarded to each Director in office on such date, without the need for further corporate action. The Grant Date for such Options shall be the first day of each year. In addition, on September 1, 1996, Options to purchase 2,500 shares of Common Stock shall be granted to each Director of the Company in office on such date. In each Plan Year, the Board of Directors may change the number of shares of Common Stock which will be subject to purchase upon exercise of the Options to be awarded during the succeeding Plan Year subject to a maximum of 10,000 shares of Common Stock per year, as adjusted pursuant to Section 11.5.

12.5  SUBSEQUENTLY ELECTED DIRECTORS.

     For years subsequent to 1996, individuals who are not Directors on the first day of a Plan Year but who become Directors of the Company on or before the date of the annual meeting of stockholders for the election of directors shall be awarded, as of the Grant Date, without need for further corporate action, Options to purchase 5,000 shares of Common Stock. The Grant Date for such Options shall be the date upon which such individual first becomes a Director. Individuals who become a Director or who become eligible to participate in the Plan during a Plan Year, but after the date of the annual meeting of stockholders, shall not be eligible to receive options until the first day of the next Plan Year.

12.6  EXERCISE PRICE.

     The purchase price per share of Common Stock for which each Option is exercisable shall be 100% of the Fair Market Value per share of Common Stock on the Grant Date for such Option. "Fair Market Value" shall have the meaning as defined in Article 2 assuming that the Grant Date is a date specified in the definition.

12.7  EXERCISABILITY; TERM OF OPTIONS.

     Each option under the Formula Plan will vest and become exercisable six months after the Grant Date (provided that the Participant is a Director at that time) or on such earlier date that a Participant ceases to be a Director by reason of retirement (which for these purposes shall mean retirement pursuant to Board policy), death or disability. Except as otherwise provided in this Section, each Option granted under the Formula Plan shall remain exercisable until the 10th anniversary of its Grant Date.

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12.8 OTHER.

     To the extent not inconsistent with the provisions set forth in this
Article 12, Options awarded pursuant to the Formula Plan, Participant's rights and the Company's obligations shall be subject to the provisions of Sections 4.5, 4.6, 4.7 and 4.8 and Articles 2, 9, 10 and 11 of the Plan.

12.9 COMPLIANCE WITH LAW.

     All Options granted pursuant to the Formula Plan will be subject to compliance with all applicable laws, rules and regulations of any regulatory or other governmental body having jurisdiction, and with any rules or policies of any stock exchange on which shares of Common Stock may be listed, and each option agreement shall provide that the validity of the Options and the Company's obligation to issue Shares of Common Stock upon exercise of the Option are subject to such compliance."

12.10  DURATION OF THE FORMULA PLAN; EFFECTIVE DATE.

     Amendment No. 1 to the Plan shall become effective on August 20, 1996, provided that the effectiveness of the Formula Plan and the amendment to the Plan modifying Section 4.7 shall be subject to approval of the stockholders of the Company at the first annual meeting of the stockholders held after the end of the 1996 to the extent, in each case, that such approval is called for by the rules or policies of the New York Stock Exchange or is otherwise deemed advisable by the Company. The period during which Option awards may be made under the Formula Plan shall terminate on December 31, 2002. Such termination shall not effect the terms of any then outstanding Options. The Board of Directors of the Company shall have the right to extend the effectiveness of the Formula Plan, with such amendments to the Plan as they may deem appropriate, for an additional six-year period until December 31, 2008 without any additional approval by the stockholders of the Company being required, it being understood that if any approval of stockholders of the Company is obtained during 1997, such approval shall include the Plan as and if so extended by the Board of Directors.

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